UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: January 31, 2016

Date of reporting period: January 31, 2016

Item 1.	Reports to Stockholders.

January 31, 2016

ANNUAL REPORT

SEI Daily Income Trust

› Money Market Fund

› Government Fund

› Government II Fund

› Prime Obligation Fund

› Treasury Fund

› Treasury II Fund

› Ultra Short Duration Bond Fund

› Short Duration Government Fund

› GNMA Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

January 31, 2016

LETTER TO SHAREHOLDERS

To Our Shareholders

Our outlook for financial markets was proven largely accurate during the Funds’ most recently completed fiscal year, from the start of February 2015 through the end of January 2016. Energy-sector volatility spread amid continued oil-price weakness. Central-bank policies diverged in the face of disinflationary pressures; the Federal Reserve (Fed) commenced rate increases, while the European Central Bank (ECB), Bank of Japan and People’s Bank of China deepened their commitments to accommodation — ultimately reinforcing the strong U.S. dollar-weak commodities-prices dynamic.

Geopolitical Events

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence. Broader involvement escalated, with Russia’s airpower commitment in the fall and a redoubled coalition of Western powers targeting Islamic State after a series of attacks by religious extremists across the globe. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere in the Middle East and Northern Africa, and taken a terrible human toll, it has not had a significant impact on global markets or the economy. In fact, the price of oil continued to fall despite considerable regional instability.

Oil-price weakness remained primarily attributable to oversupply: the Organization of Petroleum Exporting Countries’ early December meeting yielded no production cuts; U.S. Congress approved the restoration of oil exports in mid-December; and Iran’s multi-lateral agreement on the scope of its nuclear program paved the way for its post-sanction return as a major low-cost oil supplier.

Economic Performance

In the U.S., modest economic growth in the first quarter of 2015 could be attributed partially to the effects of seasonal sluggishness. Second-quarter growth bordered on impressive, due in large part to strong consumer activity; both retail sales and consumer-spending measures registered significant spikes in May. The pace of growth essentially halved during the third quarter on modest inventory restocking amid slow sales and lackluster export activity. Fourth-quarter growth came full circle; it decelerated most of the way to the first quarter’s pace, as industrial production and manufacturing came under pressure from the effects of U.S. dollar strength. The labor market consistently improved, with the unemployment rate ultimately declining to 4.9% in January; while the percentage of Americans participating in the labor force edged down for most of the period, it began to rise slowly toward the end. The Fed raised the federal funds rate in mid-December for the first time since 2006, leaving behind a near-zero interest rate that had been in place since late 2008.

Market Developments

Financial markets began the Funds’ recently completed fiscal year on generally positive footing, as U.S. dollar strength continued on the expectation of tighter Fed policy — which weighed on a long list of other currencies around the globe. Risk assets came under pressure in late spring, as China’s mainland stock exchanges gave back a significant portion of recent gains, with more-severe declines in late summer after China moderately devalued its currency. As 2015 came to a close, the questionable health of U.S. energy companies, given a persistent multi-year oil-price decline, raised concerns among high-yield bond investors — resulting in a sharp selloff that likely discouraged equity investors and kept a lid on performance at year end. The year of 2016 began with a global flight to quality, benefitting safe-haven assets at the expense of risk assets. Fourth-quarter 2015 earnings for domestically oriented companies were strong outside of the energy and commodities space, providing rationale for a cautiously optimistic outlook.

The foreign-exchange dynamics that defined the outset of the Funds’ recently completed fiscal year were set off in the preceding weeks by the Swiss National Bank’s depegging of the franc in anticipation of the ECB’s expanded quantitative-easing measures. The action accelerated from there, with a streak of unplanned central-bank loosening measures occupying much of the first two months of 2015. China’s decision to devalue the renminbi in late August was arguably the most significant currency surprise of the year; choppy and opaque implementation, coupled with limited commitment to a market-determined exchange rate, has not engendered a great deal of confidence in

SEI Daily Income Trust / Annual Report / January 31, 2016	1

January 31, 2016

LETTER TO SHAREHOLDERS (Concluded)

China’s effectiveness in managing market pressures. The U.S. dollar ended the year 10% higher against a trade-weighted basket of currencies.

For the period, the MSCI All-Country World Index, a proxy for global equities, fell 6.80% in U.S. dollar terms (though performance was generally better in local currencies). The MSCI All Country World ex-US Index declined 11.95%, considerably more than its U.S.-inclusive counterpart; and the S&P 500 Index fell -1.29%, including dividends. Emerging-market equity returns were deeply negative in dollar terms, with the MSCI Emerging Markets Index falling 20.91%. Japan, however, performed relatively well, with the MSCI Japan Index declining 1.74% for the full year.

Global fixed income, as measured by the Barclays Global Aggregate Bond Index, declined 2.16% in dollar terms during the period. U.S. Treasurys delivered positive returns during the period, despite headwinds from rising interest-rate expectations ahead of the Fed’s December move. The entire Treasury yield curve moved upward over the full period, with the most pronounced move at the short end, resulting in a flatter curve.

U.S. investment-grade corporate debt produced negative returns: the Barclays Investment Grade U.S. Corporate Index falling 3.27% during the period, and the high-yield market swooned. The BofA Merrill Lynch U.S. High Yield Constrained Index fell 6.76% over the full year, with most of the drop taking place in the final three months of the Funds’ fiscal year on intensifying concerns about distressed energy debt.

Mortgage-backed securities (MBS), meanwhile, delivered positive returns: the Barclays U.S. Mortgage Backed Securities Index advanced 1.96%. MBS spreads were relatively stable amid volatile periods for both equity and fixed-income markets. Agency, non-agency and commercial MBS all performed well compared to other credit-market segments, resulting from a continued housing recovery and attractive risk-adjusted yields.

Emerging-market debt delivered the most deeply negative performance among fixed-income market segments; but the decline was limited to local-currency bonds, largely a casualty of dollar strength. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, fell 14.91%; while the J.P. Morgan EMBI Global Diversified Index, which tracks foreign-currency-denominated debt, was essentially flat.

The persistent combination of subdued inflation and U.S. dollar strength continued to challenge inflation-sensitive assets such as Treasury inflation-protected securities and commodities. The latter were hit especially hard, with the price per barrel of West Texas Intermediate crude oil declining by roughly 30% during the period.

Our View

We continue to expect equities to outperform fixed income over the coming months. Although opportunities appeared to be more promising in developed international equities outside the U.S. at the end of the period, recent market dynamics have brought U.S. equity valuations more closely in line with other developed markets; Japan, however, continues to sell at attractive valuations. While the eurozone economy should continue to be supported by ECB policy, new risks have materialized, including an immigration crisis, the possibility that Britain may leave the European Union and concerns about the European banking system and the health of some periphery countries.

We believe there is good reason to expect equities to show some resilience once they adjust to the start of the Fed tightening cycle. Fed policy will likely remain benign relative to past tightening cycles, and the yield curve is far from inversion. The U.S. economy is certainly not at risk of overheating; there is no precedent for rate hikes to come in quick succession. As such, we continue to prefer a strategy of “buying on the dip” selectively.

Within fixed-income markets, commodity-related weakness and the Fed’s commencement of rate increases have the potential to remain sources of both caution and opportunity. We expect these conditions to favor active management.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Group

2	SEI Daily Income Trust / Annual Report / January 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2016

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Bond Duration Fund (the “Fund”) seeks to provide a higher current income than typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2016, the sub-advisors were Wellington Management Company, LLP (Wellington) and Logan Circle Partners, L.P. (Logan Circle). There were no manager changes during the period.

III. Return

For the full year ended January 31, 2016, the Fund returned 0.45%. The Fund’s benchmark— Barclays Short U.S. Treasury 9-12 Month Index —returned 0.29%.

IV. Performance Discussion

Despite the flattening of the U.S. yield curve, as addressed in the enclosed shareholder letter, the strategy was able to earn a positive return. The Fund’s yield-curve and duration positioning detracted during the period, but not by enough to fully offset contributors to performance.

The Fund’s positive relative return was driven primarily by strong performance across a number of credit sectors; several areas of the fixed-income market outperformed, including several asset-backed securities (ABS) sectors, non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), financials and industrials. The Fund’s exposures to these sectors were driven largely by relative-value considerations. Similar motivations led the Fund to hold lower exposures to less-attractive sectors such as agency MBS, short-dated Treasurys and utilities issues; this also helped performance.

An overweight to the financial sector (particularly banks) contributed to outperformance, as fundamentals continued to improve through a combination of enhanced operations and stricter regulatory capital requirements. Both Wellington and Logan Circle were overweight the sector.

The Fund’s overweight to non-agency MBS, courtesy of Wellington, continued to benefit performance, as security prices were modestly higher across the legacy non-agency sectors. As noted in the shareholder letter, the sector was supported by the continued housing recovery and attractive risk-adjusted yields compared to other sectors.

An overweight to CMBS — by both Wellington and Logan Circle — was beneficial, as spreads tightened across the board in this sector.

A meaningful allocation to certain ABS sectors — auto loans (both sub-advisors), credit cards (both sub-advisors) and equipment leases (Logan Circle) — contributed to outperformance, as the U.S. economy continued to experience steady growth.

The Fund used Treasury futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

SEI Daily Income Trust / Annual Report / January 31, 2016	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2016

Ultra Short Duration Bond Fund (Concluded)

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class A†	0.45%	0.56%	0.91%	1.57%	3.22%
Class Y†	N/A	N/A	N/A	N/A	0.19%*
Barclays Short U.S. Treasury
9-12 Month Index	0.29%	0.26%	0.29%	1.74%	3.24%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Barclays Short U.S. Treasury 9-12 Month Index

[1]

For the periods ended January 31, 2016. Past performance is no indication of future performance. Class A Shares were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.
*	Cumulative inception to date as of August 31, 2015.

N/A — Not Available.

4	SEI Daily Income Trust / Annual Report / January 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2016

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2016, the sub-advisor was Wellington Management Company, LLP (Wellington). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2016, the Fund returned 0.22%. The Fund’s benchmark — BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index — returned 0.65%.

IV. Performance Discussion

Despite the low-interest-rate environment — especially at the short end of the yield curve — the Fund was able to generate positive absolute returns due to an allocation to mortgage-backed securities (MBS).

The Fund’s allocation to MBS added to relative performance. As addressed in the enclosed shareholder letter, MBS outperformed and MBS spreads were surprisingly stable during periods of volatility in the equity and credit markets. Also, as the shareholder letter noted, short-term U.S. Treasury yields rose more than intermediate rates, benefitting an overweight to the 7-10 year part of the curve and underweight to the 1-3 year part of the curve.

An allocation to multi-family conventionals detracted from relative performance. These bonds underperformed due to bid/ask spreads widening as liquidity deteriorated. The Fund’s long-duration posture was also challenged as rates rose across the curve.

Derivatives are used by the Fund on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class A†	0.22%	0.47%	0.97%	2.77%	4.65%
Class Y†	0.32%	N/A	N/A	N/A	0.78%
BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index	0.65%	0.71%	0.79%	2.47%	4.77%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class A, versus the BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index.

[1]

For the periods ended January 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.

N/A — Not Available

SEI Daily Income Trust / Annual Report / January 31, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2016

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2016, the sub-advisor was Wellington Management Company, LLP (Wellington). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2016, the Fund returned 1.65%. The Fund’s benchmark — Barclay’s GNMA Index — returned 2.10%.

IV. Performance Discussion

Despite the low-interest-rate environment — especially at the short end of the yield curve — the Fund was able to generate positive absolute returns due to an allocation to agency mortgage-backed securities (MBS), both GNMA and conventionals, which performed well as addressed in the enclosed shareholder letter.

The Fund’s overweight to higher coupons and an underweight to 15-year versus 30-year MBS added to relative performance. A yield-curve flattening bias also supported relative performance. As the shareholder letter noted, short-term U.S. Treasury yields rose more than intermediate rates, benefitting an overweight to the 7-10 year part of the curve and underweight to the 1-3 year part of the curve.

An underweight to GNMA securities, in favor of residential and multi-family conventional MBS, detracted from relative performance, as GNMA securities outperformed the other sectors. Multi-family conventionals underperformed due to bid/ask spreads widening as liquidity deteriorated. Additionally, an allocation to Treasurys detracted as GNMAs outperformed amid subsiding volatility and improved market sentiment. The Fund’s long-duration posture also detracted as rates rose across the curve in anticipation of the Fed raising the funds rate.

The Fund uses derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance. The Fund made selective use of mortgage derivatives, such as interest-only strip securities, principal-only strip securities and inverse floaters. The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets, and principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress testing and analysis suggest that a higher return can be earned at similar or lower risk compared to non-derivative securities.

6	SEI Daily Income Trust / Annual Report / January 31, 2016

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class A†	1.65%	2.40%	3.43%	4.97%	6.22%
Class Y†	N/A	N/A	N/A	N/A	1.26%*
Barclays GNMA Index	2.10%	2.29%	3.29%	4.75%	6.55%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class A, versus the Barclays GNMA Index

[1]

For the periods ended January 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The graph is based on only Class A Shares; performance for Class Y Shares would be different due to differences in fee structures.
*	Cumulative inception to date as of October 30, 2015.

N/A — Not Available

SEI Daily Income Trust / Annual Report / January 31, 2016	7

Definition of Comparative Indices*

Barclays GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Barclays Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than 3 years.

*	An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8	SEI Daily Income Trust / Annual Report / January 31, 2016

SCHEDULE OF INVESTMENTS

Money Market Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

COMMERCIAL PAPER(A)(B) — 29.4%
Albion Capital LLC
0.380%, 02/05/16	$953	$953
0.420%, 02/16/16	486	486
American Honda Finance
0.450%, 03/18/16	2,821	2,819
ANZ New Zealand International
0.700%, 02/01/16 (C)	2,000	2,000
0.692%, 02/07/16 (C)	2,000	2,000
ASB Finance
0.692%, 02/07/16 (C)	1,017	1,017
0.780%, 02/21/16 (C)	1,400	1,400
0.421%, 02/22/16	731	731
BNZ International Funding
0.350%, 02/02/16	919	919
CAFCO LLC
0.611%, 03/21/16	534	534
Caisse Centrale Desjardins
0.576%, 03/28/16	776	775
Danaher
0.380%, 02/03/16	517	517
Exxon Mobil
0.410%, 03/01/16	2,000	1,999
0.460%, 03/14/16	1,202	1,202
General Electric
0.300%, 02/04/16	2,000	2,000
0.450%, 03/30/16	1,000	999
International Business Machines
0.420%, 03/21/16	2,000	1,999
JPMorgan Securities LLC
0.722%, 02/07/16 (C)	1,500	1,500
0.623%, 02/09/16 (C)	3,495	3,495
0.501%, 03/18/16	1,500	1,499
Liberty Street Funding LLC
0.591%, 03/08/16	985	985
0.618%, 03/14/16	853	852
0.651%, 03/15/16	1,131	1,130
Manhattan Asset Funding LLC
0.641%, 03/11/16	2,000	1,998
0.671%, 03/17/16	292	292
0.641%, 04/25/16	2,000	1,997

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MetLife Short Term Funding LLC
0.601%, 03/07/16	$744	$744
0.591%, 03/08/16	1,409	1,408
0.601%, 03/15/16	1,636	1,635
0.601%, 03/16/16	1,200	1,199
0.601%, 03/17/16	1,548	1,547
0.601%, 03/18/16	1,341	1,340
National Australia Bank
0.755%, 02/19/16 (C)	752	752
0.651%, 03/18/16	1,118	1,117
Old Line Funding
0.381%, 02/25/16	765	765
0.551%, 03/08/16	1,800	1,799
0.601%, 03/14/16	550	550
0.565%, 03/15/16	492	492
0.481%, 03/16/16	928	927
0.471%, 04/01/16	3,500	3,497
0.481%, 04/05/16	327	327
Regency Markets No. 1 LLC
0.370%, 02/04/16	1,333	1,333
Thunder Bay Funding
0.651%, 04/20/16	1,008	1,007
0.732%, 05/24/16	1,541	1,537
Toyota Credit Canada
0.431%, 02/26/16	510	510
Toyota Motor Credit
0.726%, 02/15/16 (C)	1,104	1,104
0.726%, 02/19/16 (C)	1,300	1,300
0.405%, 03/02/16	2,358	2,357
0.440%, 04/04/16	3,000	2,997
Victory Receivables
0.470%, 02/03/16	3,000	3,000
0.500%, 03/07/16	3,000	2,998
Westpac Securities NZ
0.758%, 02/29/16 (C)	650	650
Working Capital Management
0.370%, 02/01/16	486	486
0.370%, 02/03/16	273	273
0.510%, 03/02/16	1,407	1,406
0.500%, 03/04/16	378	378

Total Commercial Paper (Cost $75,533) ($ Thousands)		75,533

CERTIFICATES OF DEPOSIT — 24.5%
ANZ New Zealand International
0.773%, 02/11/16 (C)	1,231	1,231
0.646%, 02/24/16 (C)	1,000	1,000
Bank of Montreal IL
0.722%, 02/07/16 (C)	2,000	2,000
0.604%, 02/09/16 (C)	2,000	2,000
0.754%, 02/14/16 (C)	1,300	1,300
0.630%, 03/21/16	1,148	1,148
0.630%, 03/22/16	1,067	1,067

SEI Daily Income Trust / Annual Report / January 31, 2016	9

SCHEDULE OF INVESTMENTS

Money Market Fund (Continued)

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.630%, 03/23/16	$2,000	$2,000
0.450%, 03/28/16	1,000	1,000
Bank of Nova Scotia
0.590%, 02/01/16 (C)	3,000	3,000
0.600%, 02/05/16 (C)	1,000	1,000
0.620%, 04/11/16	1,000	1,000
Bank of Tokyo-Mitsubishi UFJ NY
0.628%, 02/01/16 (C)	1,500	1,500
0.430%, 02/25/16	1,000	1,000
BNZ International Funding
0.605%, 02/14/16 (C)	945	945
Canadian Imperial Bank of Commerce NY
0.660%, 02/01/16 (C)	318	318
Commonwealth Bank of Australia
0.596%, 02/15/16 (C)	986	986
DNB Bank
0.597%, 02/02/16 (C)	1,500	1,500
0.593%, 02/10/16 (C)	2,000	2,000
Fairway Finance LLC
0.583%, 02/08/16 (C)	533	533
0.604%, 02/11/16 (C)	624	624
0.594%, 02/14/16 (C)	959	959
HSBC Bank USA NY
0.596%, 02/24/16 (C)	238	238
JPMorgan Securities LLC
0.633%, 02/10/16 (C)	2,000	2,000
Mizuho Bank
0.630%, 03/11/16	764	764
Old Line Funding
0.784%, 02/13/16 (C)	737	737
0.785%, 02/19/16 (C)	1,048	1,048
Royal Bank of Canada NY
0.744%, 02/10/16 (C)	1,000	1,000
0.595%, 02/14/16 (C)	2,110	2,110
State Street Bank
0.587%, 02/01/16 (C)	2,000	2,000
0.636%, 02/21/16 (C)	2,000	2,000
Sumitomo Mitsui Banking
0.646%, 02/25/16 (C)	1,000	1,000
0.650%, 03/16/16	1,300	1,300
0.700%, 03/22/16	1,000	1,000
0.700%, 04/20/16	2,000	2,000
Svenska Handelsbanken
0.465%, 03/18/16	1,426	1,426
Toronto-Dominion Bank
0.744%, 02/11/16 (C)	1,296	1,296
0.745%, 02/15/16 (C)	610	610
0.755%, 02/21/16 (C)	1,500	1,500
0.690%, 06/02/16	678	678
Toyota Motor Credit
0.736%, 02/19/16 (C)	1,363	1,363

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wells Fargo Bank
0.580%, 02/01/16 (C)	$1,000	$1,000
0.687%, 02/03/16 (C)	2,000	2,000
0.766%, 02/17/16 (C)	1,500	1,500
0.596%, 02/25/16 (C)	2,000	2,000
Westpac Banking
0.587%, 02/03/16 (C)	4,427	4,427

Total Certificates of Deposit (Cost $63,108) ($ Thousands)		63,108

TIME DEPOSITS — 17.0%
Australia & New Zealand Banking Group NY
0.310%, 02/01/16	4,196	4,196
CIBC World Markets
0.260%, 02/01/16	12,000	12,000
Citibank
0.270%, 02/01/16	8,356	8,356
Lloyds Bank
0.280%, 02/01/16	3,416	3,416
Skandian Banken
0.270%, 02/01/16	4,842	4,842
Swedbank
0.270%, 02/01/16	11,000	11,000

Total Time Deposits (Cost $43,810) ($ Thousands)		43,810

CORPORATE OBLIGATIONS — 2.5%
ANZ New Zealand International MTN
1.125%, 03/24/16 (D)	292	292
Bank of Nova Scotia
0.610%, 02/01/16 (C)	1,000	1,000
0.600%, 02/01/16 (C)	1,500	1,500
0.590%, 02/01/16 (C)	2,000	2,000
Sumitomo Mitsui Banking
0.640%, 02/01/16 (C)	1,500	1,500

Total Corporate Obligations (Cost $6,292) ($ Thousands)		6,292

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
FFCB
0.443%, 02/11/16 (C)	2,190	2,190
0.421%, 02/16/16 (C)	2,700	2,700
0.476%, 02/24/16 (C)	1,110	1,110
FNMA
0.446%, 02/15/16 (C)	240	240

Total U.S. Government Agency Obligations (Cost $6,240) ($ Thousands)		6,240

10	SEI Daily Income Trust / Annual Report / January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 0.4%
Massachusetts — 0.1%
Simmons College, Higher Education Authority, RB Callable 02/01/16 @ 100
0.390%, 02/04/16 (B) (C)	$165	$165

Minnesota — 0.3%
Minnesota State, Office of Higher Education, Ser A, RB Callable 02/01/16 @ 100
0.380%, 02/04/16 (B) (C)	700	700

New Jersey — 0.0%
North Hudson Sewage Authority, Senior Lien, RB Callable 02/01/16 @ 100
0.380%, 02/04/16 (B) (C)	150	150

New York — 0.0%
New York State, Housing & Finance Authority, Various Housing Project, RB Callable 02/01/16 @ 100
0.350%, 02/03/16 (B) (C)	105	105

Total Municipal Bonds (Cost $1,120) ($ Thousands)		1,120

REPURCHASE AGREEMENTS (E) — 23.8%
Goldman Sachs 0.320%, dated 01/29/15, to be repurchased on 02/01/16, repurchase price $15,000,400 (collateralized by a U.S. Treasury Note, par value $14,840,000, 0.125%, 04/15/18, with total market value $15,300,454)	15,000	15,000
Mitsubishi 0.340%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $15,000,425 (collateralized by FNMA, FMAC and U.S. Treasury, ranging in par value $2,800 - $12,156,443, 1.456% - 5.000%, 08/15/21 - 02/01/44,with total market value $15,300,512)	15,000	15,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Mizuho 0.340%, dated 01/04/16, to be repurchased on 09/09/49, repurchase price $2,841,969 (collateralized by a FNMA obligation, par value $2,552,000, 1.625%, 11/27/18; with total market value $2,598,009) (C)	$2,546	$2,546
RBC Capital 0.400% dated 01/27/16, to be repurchased on 02/03/16, repurchase price $1,516,118 (collateralized by various corporate obligations*, ranging in par value $2,000 - $840,000, 1.850% - 7.300%, 04/01/18 - 01/15/26, with total market value of $1,592,672)	1,516	1,516
RBC Capital 0.330%, dated 01/29/15, to be repurchased on 02/01/16, repurchase price $15,000,413 (collateralized by various FMAC, FNMA, and GNMA obligations, ranging in par value $1,000 - $8,159,835, 2.192% - 5.000%, 03/01/29 - 01/01/46, with total market value $15,300,421)	15,000	15,000
TD Securities 0.350%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $919,027 (collateralized by FNMA and U.S. Treasury, ranging in par value $7,616 - $924,000, 0.000% - 3.000%, 07/28/16 -07/01/43, with total market value $937,457)	919	919
Wells Fargo 0.480%, dated 01/29/16, to be repurchased on 02/05/16, repurchase price $652,061 (collateralized by a corporate obligation*, par value $671,883, 0.000%, 03/07/16, with total market value $671,588)	652	652
Wells Fargo 0.360%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $9,000,270 (collateralized by a FNMA obligation, par value $8,755,910, 3.500%, 01/01/46, with total market value $9,180,276)	9,000	9,000

SEI Daily Income Trust / Annual Report / January 31, 2016	11

SCHEDULE OF INVESTMENTS

Money Market Fund (Concluded)

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wells Fargo 0.340%, dated 01/26/16, to be repurchased on 02/02/16, repurchase price $1,671,110 (collateralized by a FNMA obligation, par value $1,625,724, 3.500%, 01/01/46, with total market value $1,704,517)	$1,671	$1,671

Total Repurchase Agreements (Cost $61,304) ($ Thousands)		61,304

Total Investments — 100.0% (Cost $257,407) ($ Thousands)		$257,407

*	A summary of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at January 31, 2016, is as follows:

Counterparty	Corporate Obligations	Rate	Maturity Date	Par Amount ($ Thousands)
RBC Capital	21st Century Fox	3.700%	9/15/24	$2
	Hospitality	5.000	8/15/22	840
	Macquarie	3.900	1/15/26	2
	Macquarie	2.850	1/15/21	182
	Mckesson	3.796	3/15/24	2
	Morgan Stanley	7.300	5/13/19	100
	Morgan Stanley	6.625	4/1/18	152
	Verizon Communications	3.500	11/1/24	35
	Westpac	1.850	11/26/18	200
Wells Fargo	Intercontinental Exchange	0.000	3/7/16	672

Percentages are based on a Net Assets of $257,394 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date.

(D)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(E)	Tri-Party Repurchase Agreement.

FFCB — Federal Farm Credit Bank

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA —Government National Mortgage Association

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

As of January 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	SEI Daily Income Trust / Annual Report / January 31, 2016

SCHEDULE OF INVESTMENTS

Government Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.0%
FFCB
0.428%, 02/01/16 (B)	$10,527	$10,527
0.452%, 02/02/16 (B)	1,750	1,750
0.457%, 02/03/16 (B)	1,705	1,705
0.448%, 02/03/16 (B)	15,738	15,740
0.403%, 02/03/16 (B)	855	855
0.460%, 02/05/16 (B)	17,510	17,505
0.518%, 02/06/16 (B)	490	490
0.433%, 02/06/16 (B)	5,821	5,821
0.453%, 02/08/16 (B)	3,420	3,421
0.443%, 02/08/16 (B)	2,385	2,385
0.413%, 02/09/16 (B)	12,335	12,335
0.484%, 02/10/16 (B)	30,000	29,995
0.453%, 02/11/16 (B)	1,520	1,520
0.443%, 02/11/16 (B)	3,605	3,606
0.454%, 02/12/16 (B)	2,510	2,510
0.454%, 02/13/16 (B)	44,545	44,559
0.449%, 02/13/16 (B)	175	175
0.444%, 02/14/16 (B)	8,250	8,251
0.445%, 02/16/16 (B)	6,515	6,512
0.421%, 02/16/16 (B)	8,170	8,170
0.475%, 02/17/16 (B)	2,370	2,371
0.435%, 02/17/16 (B)	1,940	1,940
0.435%, 02/18/16 (B)	980	980
0.515%, 02/19/16 (B)	8,960	8,962
0.496%, 02/20/16 (B)	5,027	5,028
0.456%, 02/20/16 (B)	11,337	11,342
0.396%, 02/20/16 (B)	6,895	6,894
0.431%, 02/23/16 (B)	5,900	5,899
0.476%, 02/24/16 (B)	958	958
0.471%, 02/24/16 (B)	8,455	8,459
0.466%, 02/24/16 (B)	1,900	1,900
0.457%, 02/25/16 (B)	13,989	13,998
0.456%, 02/26/16 (B)	660	659
0.446%, 02/26/16 (B)	895	895
0.448%, 02/29/16 (B)	6,000	6,001
0.780%, 04/18/16	500	501
FHLB
0.379%, 02/09/16 (B)	7,915	7,915
6.000%, 02/12/16	220	220
0.395%, 02/14/16 (B)	12,980	12,980
0.426%, 02/20/16 (B)	8,630	8,630
0.440%, 02/21/16 (B)	7,485	7,482
0.415%, 02/21/16 (B)	11,000	11,000
0.427%, 02/25/16 (B)	9,755	9,755
0.300%, 03/01/16	225	225
0.340%, 03/09/16	400	400
1.000%, 03/11/16	175	175

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.340%, 03/14/16	$885	$885
0.240%, 04/15/16	37,035	37,035
0.375%, 06/24/16	930	930
FHLB DN (A)
0.367%, 03/04/16	27,075	27,066
0.425%, 03/09/16	19,443	19,435
0.395%, 03/11/16	40,547	40,530
0.481%, 03/15/16	4,235	4,233
0.456%, 03/16/16	17,414	17,404
0.435%, 03/18/16	9,430	9,425
0.400%, 03/21/16	12,010	12,003
0.407%, 03/23/16	17,799	17,789
0.340%, 03/30/16	11,233	11,228
0.225%, 04/01/16	2,000	1,999
0.240%, 04/08/16	5,000	4,998
0.270%, 04/12/16	415	415
0.250%, 04/13/16	5,000	4,998
0.245%, 04/15/16	10,000	9,995
0.253%, 04/20/16	22,000	21,988
0.250%, 04/22/16	10,000	9,994
0.260%, 04/27/16	4,060	4,057
0.300%, 06/01/16	6,605	6,594
FHLMC
0.429%, 02/13/16 (B)	12,000	11,999
FHLMC MTN
0.431%, 02/20/16 (B)	12,560	12,556
FNMA
0.446%, 02/15/16 (B)	8,442	8,443
0.446%, 02/16/16 (B)	7,695	7,696
0.437%, 02/25/16 (B)	3,360	3,360
0.446%, 02/26/16 (B)	565	565
0.440%, 02/26/16 (B)	20,093	20,089
5.000%, 03/15/16	760	764
2.250%, 03/15/16	620	621

Total U.S. Government Agency Obligations (Cost $642,495) ($ Thousands)		642,495

REPURCHASE AGREEMENTS (C) - 62.0%
Bank of Montreal 0.300% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $60,001,500 (collateralized by U.S. Treasury Obligations, ranging in par value $110,000 - $27,197,300, 0.125% - 3.750%, 04/30/18 - 11/15/43, with total market value of $61,201,542)	60,000	60,000

SEI Daily Income Trust / Annual Report / January 31, 2016	13

SCHEDULE OF INVESTMENTS

Government Fund (Concluded)

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Bank of Nova Scotia 0.350%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $50,001,458 (collateralized by various FMAC, and FNMA obligations, ranging in par value $16,000 - $27,166,000, 1.050% - 7.250%, 02/13/17 - 11/15/30; with total market value $51,001,626)	$50,000	$50,000
Citibank 0.320% dated 01/29/16, to be repurchased on 02/01/16,repurchase price $70,001,867 (collateralized by U.S. Treasury Obligations, ranging in par value $200 - $57,871,900, 1.375% - 3.125%, 05/15/21 - 02/15/44, with total market value of $71,401,937)	70,000	70,000
Credit Suisse 0.034%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $70,001,983 (collateralized by a U.S. Treasury Note, par value $70,690,000, 1.500%, 05/31/20, with total market value $71,402,419)	70,000	70,000
Goldman Sachs 0.310%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $320,008,267(collateralized by FNMA, FMAC, FHLB and U.S. Treasury obligations, ranging in par value $9,000 - $177,485,000, 0.000% - 2.660%, 03/18/16 -09/13/23, with total market value $326,408,464)	320,000	320,000
JPMorgan 0.330% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $70,001,925 (collateralized by U.S. Treasury Notes, ranging in par value $17,815,000 - $52,545,000, 1.625% - 2.000%, 02/15/25 - 03/31/19,with total market value of $71,403,491)	70,000	70,000
Mitsubishi 0.330%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $325,008,938 (collateralized by GNMA, FMAC, FCSB, FHLB and U.S. Treasury obligations, ranging in par value $16 - $121,517,189, 0.000% - 5.240%, 07/27/16 - 12/20/45, with total market value $331,509,373)	325,000	325,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

TD Securities 0.340% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $100,002,833 (collateralized by U.S. Treasury Notes, ranging in par value $24,114,400 - $76,914,300, 1.375% - 2.000%, 05/31/20 - 10/31/21, with total market value of $102,002,944)	$100,000	$100,000
TD Securities 0.330% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $70,001,925 (collateralized by U.S. Treasury Obligations, ranging in par value $28,339,300 - $42,931,300, 0.000% - 1.375%, 02/04/16 - 10/31/20,with total market value of $71,401,998)	70,000	70,000
Wells Fargo 0.340% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $70,001,983 (collateralized by U.S. Treasury Notes, ranging in par value $1,126,800 - $26,883,600, 0.625% - 0.875%, 08/15/16 - 10/15/17,with total market value of $71,402,102)	70,000	70,000

Total Repurchase Agreements (Cost $1,205,000) ($ Thousands)		1,205,000

Total Investments - 95.0% (Cost $1,847,495) ($ Thousands)		$1,847,495

Percentages are based on a Net Assets of $1,945,585 ($ Thousands).

(A) The rate reported is the effective yield at time of purchase.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date

(C)	Tri-Party Repurchase Agreement.

DN — Discount Note

FCSB — Federal Farm Credit Banks Consolidated Systemwide Bonds

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

As of January 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	SEI Daily Income Trust / Annual Report / January 31, 2016

SCHEDULE OF INVESTMENTS

Goverment II Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 86.8%
FFCB
0.500%, 02/01/16 (B)	$1,848	$1,848
0.428%, 02/01/16 (B)	5,855	5,855
0.420%, 02/01/16 (B)	3,204	3,204
0.467%, 02/02/16 (B)	133	133
0.457%, 02/02/16 (B)	1,970	1,970
0.452%, 02/02/16 (B)	1,250	1,250
0.457%, 02/03/16 (B)	5,280	5,281
0.448%, 02/03/16 (B)	9,317	9,318
0.403%, 02/03/16 (B)	570	570
0.460%, 02/05/16 (B)	6,250	6,249
0.518%, 02/06/16 (B)	285	285
0.433%, 02/06/16 (B)	3,904	3,904
0.458%, 02/08/16 (B)	380	379
0.453%, 02/08/16 (B)	2,080	2,081
0.443%, 02/08/16 (B)	1,615	1,615
0.413%, 02/09/16 (B)	7,665	7,665
0.484%, 02/10/16 (B)	10,000	9,998
0.424%, 02/10/16 (B)	1,063	1,063
0.453%, 02/11/16 (B)	480	480
0.443%, 02/11/16 (B)	2,295	2,295
0.454%, 02/12/16 (B)	1,540	1,540
0.454%, 02/13/16 (B)	23,750	23,762
0.434%, 02/13/16 (B)	2,550	2,546
0.444%, 02/14/16 (B)	5,250	5,251
0.445%, 02/16/16 (B)	3,228	3,227
0.421%, 02/16/16 (B)	5,830	5,830
0.475%, 02/17/16 (B)	1,360	1,360
0.435%, 02/17/16 (B)	1,360	1,360
0.435%, 02/18/16 (B)	720	720
0.515%, 02/19/16 (B)	6,840	6,841
0.375%, 02/19/16	10,000	10,000
0.496%, 02/20/16 (B)	3,101	3,102
0.456%, 02/20/16 (B)	6,968	6,971
0.396%, 02/20/16 (B)	4,360	4,360
0.431%, 02/23/16 (B)	4,100	4,099
0.476%, 02/24/16 (B)	625	625
0.471%, 02/24/16 (B)	5,170	5,172
0.457%, 02/25/16 (B)	9,011	9,017
0.456%, 02/26/16 (B)	1,285	1,285
0.446%, 02/26/16 (B)	605	605
0.486%, 02/27/16 (B)	3,030	3,031
0.468%, 02/29/16 (B)	50	50
FFCB DN (A)
0.250%, 02/09/16	6,540	6,539
0.250%, 02/16/16	13,080	13,079
0.320%, 03/16/16	12,733	12,728

Description	Face Amount ($ Thousands)	Value ($ Thousands)

FHLB
0.379%, 02/09/16 (B)	$5,140	$5,140
6.000%, 02/12/16	120	120
0.420%, 02/12/16	145	145
0.434%, 02/14/16 (B)	2,132	2,132
0.395%, 02/14/16 (B)	7,265	7,265
0.375%, 02/19/16	11,335	11,336
0.426%, 02/20/16 (B)	3,500	3,500
0.440%, 02/21/16 (B)	1,315	1,315
0.415%, 02/21/16 (B)	6,000	6,000
0.427%, 02/25/16 (B)	5,245	5,245
0.300%, 03/01/16	120	120
0.340%, 03/09/16	215	215
3.125%, 03/11/16	2,020	2,026
1.000%, 03/11/16	4,495	4,498
0.340%, 03/14/16	470	470
5.375%, 04/12/16	530	535
0.375%, 06/24/16	315	315
FHLB DN (A)
0.180%, 02/01/16	36,969	36,969
0.200%, 02/02/16	65,000	65,000
0.251%, 02/05/16	70,165	70,163
0.270%, 02/16/16	50,000	49,994
0.278%, 02/19/16	62,386	62,377
0.280%, 02/22/16	62,443	62,432
0.298%, 02/24/16	52,902	52,892
0.297%, 02/26/16	38,190	38,182
0.350%, 03/01/16	12,443	12,439
0.318%, 03/02/16	19,144	19,139
0.334%, 03/04/16	25,798	25,790
0.355%, 03/09/16	41,657	41,642
0.386%, 03/11/16	23,478	23,468
0.310%, 03/14/16	12,511	12,506
0.481%, 03/15/16	2,110	2,109
0.456%, 03/16/16	9,351	9,346
0.325%, 03/17/16	4,362	4,360
0.320%, 03/18/16	50,000	49,980
0.400%, 03/21/16	6,425	6,422
0.423%, 03/23/16	18,881	18,870
0.300%, 03/30/16	6,306	6,303
0.270%, 04/12/16	235	235
0.255%, 04/20/16	3,000	2,998
0.489%, 06/01/16	3,332	3,327
0.501%, 07/05/16	137	137
0.501%, 07/08/16	3,500	3,492
0.539%, 07/13/16	6,499	6,483
0.555%, 07/15/16	4,837	4,825
0.504%, 07/20/16	23,087	23,032
0.505%, 07/22/16	20,865	20,815
0.520%, 07/27/16	5,000	4,987
0.259%, 11/03/16	16,333	16,333
0.297%, 11/10/16	19,064	19,063

SEI Daily Income Trust / Annual Report / January 31, 2016	15

SCHEDULE OF INVESTMENTS

Goverment II Fund (Concluded)

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.260%, 11/27/16	$2,120	$2,119
Tennessee Valley Authority DN (A)
0.260%, 02/09/16	16,300	16,299
0.260%, 02/16/16	22,818	22,816

Total U.S. Government Agency Obligations (Cost $1,066,264) ($ Thousands)		1,066,264

U.S. TREASURY OBLIGATIONS — 9.5%
U.S. Treasury Bills (A)
0.204%, 02/04/16	25,397	25,397
0.220%, 02/11/16	12,510	12,509
0.251%, 02/18/16	12,353	12,352
0.291%, 02/25/16	7,823	7,821
U.S. Treasury Notes
4.500%, 02/15/16	33,173	33,227
0.375%, 04/30/16	15,000	15,001
0.250%, 05/15/16	10,000	9,995

Total U.S. Treasury Obligations (Cost $116,302) ($ Thousands)		116,302

Total Investments — 96.3% (Cost $1,182,566) ($ Thousands)		$1,182,566

Percentages are based on a Net Assets of $1,228,378 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

As of January 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	SEI Daily Income Trust / Annual Report / January 31, 2016

SCHEDULE OF INVESTMENTS

Prime Obligation Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CERTIFICATES OF DEPOSIT — 34.5%
ANZ New Zealand International
0.646%, 02/24/16 (A)	$24,000	$24,000
ASB Finance
0.636%, 02/20/16 (A)	22,358	22,358
0.665%, 02/26/16 (A)	21,414	21,414
Bank of Montreal IL
0.722%, 02/07/16 (A)	45,000	45,000
0.604%, 02/09/16 (A)	25,000	25,000
0.754%, 02/14/16 (A)	17,100	17,100
0.805%, 02/19/16 (A)	35,000	35,000
0.630%, 03/21/16	29,084	29,084
0.630%, 03/22/16	27,048	27,048
0.630%, 03/23/16	50,000	50,000
0.450%, 03/28/16	50,000	50,000
Bank of Nova Scotia
0.590%, 02/01/16 (A)	51,000	51,000
0.600%, 02/05/16 (A)	50,000	50,000
0.776%, 02/22/16 (A)	38,000	38,000
0.611%, 02/27/16 (A)	35,000	35,000
0.678%, 06/02/16	25,000	25,000
Bank of Tokyo-Mitsubishi UFJ NY
0.430%, 02/25/16	33,000	33,000
BNZ International Funding
0.605%, 02/14/16 (A)	22,442	22,442
Canadian Imperial Bank of Commerce NY
0.660%, 02/01/16 (A)	7,829	7,829
0.615%, 02/17/16 (A)	70,000	70,000
0.615%, 02/19/16 (A)	30,000	30,000
0.667%, 02/25/16 (A)	25,000	25,000
0.668%, 02/29/16 (A)	25,000	25,000
0.440%, 04/21/16	25,000	25,000
Citibank
0.580%, 04/20/16	25,000	25,000
Commonwealth Bank of Australia
0.596%, 02/15/16 (A)	24,208	24,208
DNB Bank
0.597%, 02/02/16 (A)	50,000	50,000
0.593%, 02/10/16 (A)	60,000	60,000
0.450%, 04/27/16	61,000	61,000
Fairway Finance LLC
0.583%, 02/08/16 (A)	12,470	12,470
0.594%, 02/14/16 (A)	25,117	25,115

Description	Face Amount ($ Thousands)	Value ($ Thousands)

JPMorgan Securities LLC
0.633%, 02/10/16 (A)	$25,000	$25,000
0.685%, 02/14/16 (A)	60,000	60,000
0.628%, 02/29/16 (A)	50,000	50,000
Mizuho Bank
0.630%, 03/11/16	20,124	20,124
0.650%, 04/15/16	11,549	11,550
Nordea Bank
0.440%, 04/06/16	56,000	56,000
0.440%, 04/19/16	65,000	64,999
Old Line Funding
0.793%, 02/11/16 (A)	30,000	30,000
0.784%, 02/13/16 (A)	19,234	19,234
Royal Bank of Canada NY
0.744%, 02/10/16 (A)	31,000	31,000
0.595%, 02/14/16 (A)	50,865	50,865
State Street Bank
0.587%, 02/01/16 (A)	40,000	40,000
0.636%, 02/21/16 (A)	65,000	65,000
Sumitomo Mitsui Banking
0.646%, 02/25/16 (A)	19,000	19,000
0.650%, 03/16/16	33,700	33,700
0.700%, 03/22/16	10,000	10,000
0.700%, 04/20/16	20,000	20,000
0.700%, 04/21/16	1,639	1,639
Svenska Handelsbanken
0.465%, 03/18/16	35,066	35,066
0.450%, 04/04/16	14,093	14,093
0.465%, 04/26/16	50,000	50,001
0.805%, 07/15/16	5,168	5,168
0.805%, 07/18/16	5,545	5,545
Toronto-Dominion Bank
0.658%, 02/01/16 (A)	40,000	40,000
0.744%, 02/11/16 (A)	15,000	15,000
0.745%, 02/15/16 (A)	16,305	16,305
0.450%, 04/08/16	35,750	35,750
0.450%, 04/19/16	60,000	60,000
0.690%, 06/02/16	17,546	17,546
Toyota Motor Credit
0.596%, 02/01/16 (A)	50,000	50,000
0.601%, 02/28/16 (A)	44,000	44,000
Wells Fargo Bank
0.687%, 02/03/16 (A)	40,000	40,000
0.772%, 02/08/16 (A)	20,000	20,000
0.593%, 02/08/16 (A)	35,000	35,000
0.564%, 02/08/16 (A)	7,072	7,071
0.766%, 02/17/16 (A)	23,500	23,500
0.766%, 02/18/16 (A)	15,000	15,000
0.596%, 02/25/16 (A)	23,000	23,000
0.580%, 04/20/16	20,000	20,000
Westpac Banking
0.587%, 02/03/16 (A)	50,000	50,000

SEI Daily Income Trust / Annual Report / January 31, 2016	17

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Continued)

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Westpac Securities NZ
0.593%, 02/08/16 (A)	$5,859	$5,859

Total Certificates of Deposit (Cost $2,277,083) ($ Thousands)		2,277,083

COMMERCIAL PAPER (B) (C) — 23.8%
Albion Capital LLC
0.380%, 02/05/16	24,337	24,336
0.420%, 02/16/16	12,746	12,744
ANZ New Zealand International
0.700%, 02/01/16 (A)	35,000	35,000
0.692%, 02/07/16 (A)	30,000	30,000
ASB Finance
0.692%, 02/07/16 (A)	26,917	26,917
0.785%, 02/14/16 (A)	13,964	13,964
0.421%, 02/22/16	17,966	17,961
BNZ International Funding
0.350%, 02/02/16	22,348	22,348
CAFCO LLC
0.611%, 03/21/16	13,524	13,513
Charta
0.501%, 02/26/16	42,000	41,985
Danaher
0.380%, 02/03/16	13,379	13,379
Fairway Finance LLC
0.581%, 04/20/16	31,307	31,267
General Electric
0.300%, 02/03/16	120,000	119,998
0.300%, 02/04/16	130,000	129,997
0.450%, 03/30/16	10,000	9,993
JPMorgan Securities LLC
0.722%, 02/07/16 (A)	25,000	25,000
0.623%, 02/09/16 (A)	12,145	12,145
0.501%, 03/18/16	64,500	64,459
0.854%, 07/21/16	17,734	17,662
Liberty Street Funding LLC
0.511%, 03/02/16	30,000	29,987
0.591%, 03/08/16	25,989	25,974
0.617%, 03/14/16	22,519	22,503
0.651%, 03/15/16	29,264	29,241
0.451%, 04/04/16	26,080	26,059
Manhattan Asset Funding LLC
0.671%, 03/17/16	7,417	7,411
MetLife Short Term Funding LLC
0.601%, 03/07/16	23,719	23,705
0.591%, 03/08/16	36,531	36,509
0.601%, 03/15/16	43,141	43,110
0.601%, 03/16/16	30,650	30,628
0.601%, 03/17/16	43,798	43,765
0.601%, 03/18/16	34,084	34,058
National Australia Bank
0.755%, 02/19/16 (A)	19,640	19,640
0.651%, 03/18/16	28,925	28,901

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Old Line Funding
0.785%, 02/22/16 (A)	$17,734	$17,734
0.381%, 02/25/16	18,623	18,618
0.551%, 03/08/16	42,200	42,177
0.601%, 03/14/16	14,697	14,687
0.481%, 03/16/16	22,705	22,692
0.471%, 04/01/16	49,750	49,711
0.481%, 04/05/16	7,946	7,939
0.651%, 04/15/16	10,238	10,224
Regency Markets No. 1 LLC
0.370%, 02/04/16	34,501	34,500
Thunder Bay Funding
0.651%, 04/19/16	22,469	22,437
0.651%, 04/21/16	20,475	20,446
Toyota Credit Canada
0.431%, 02/26/16	12,416	12,412
Toyota Motor Credit
0.726%, 02/15/16 (A)	28,831	28,831
0.411%, 03/02/16	35,000	34,988
0.431%, 04/27/16	30,000	29,969
Victory Receivables
0.480%, 02/02/16	18,952	18,952
0.631%, 04/12/16	50,000	49,938
Westpac Banking
0.461%, 05/05/16	25,000	24,970
Westpac Securities NZ
0.758%, 02/29/16 (A)	17,325	17,325
Working Capital Management
0.370%, 02/01/16	12,792	12,792
0.370%, 02/02/16	5,296	5,296
0.370%, 02/03/16	7,066	7,066
0.370%, 02/04/16	5,442	5,442

Total Commercial Paper (Cost $1,573,305) ($ Thousands)		1,573,305

TIME DEPOSITS — 16.2%
Australia & New Zealand Banking Group NY
0.310%, 02/01/16	107,179	107,179
Bank of New York
0.250%, 02/01/16	90,000	90,000
0.220%, 02/01/16	233,000	233,000
Lloyds Bank
0.280%, 02/01/16	87,250	87,250
Skandian Banken
0.270%, 02/01/16	123,689	123,689
Svenska Handelsbanken
0.270%, 02/01/16	107,817	107,817
Swedbank
0.270%, 02/01/16	320,000	320,000

Total Time Deposits (Cost $1,068,935) ($ Thousands)		1,068,935

18	SEI Daily Income Trust / Annual Report / January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CORPORATE OBLIGATIONS — 3.5%
Bank of Nova Scotia
0.610%, 02/01/16 (A)	$25,000	$25,000
0.600%, 02/01/16 (A)	25,000	25,000
0.590%, 02/01/16 (A)	40,000	40,000
Royal Bank of Canada NY
0.597%, 02/01/16 (A)	50,000	50,000
Sumitomo Mitsui Banking
0.640%, 02/01/16 (A)	37,000	37,000
Wells Fargo Bank
0.600%, 02/01/16 (A)	32,000	32,000
0.600%, 02/01/16 (A)	20,000	20,000

Total Corporate Obligations (Cost $229,000) ($ Thousands)		229,000

MUNICIPAL BONDS — 0.2%

Colorado — 0.0%
Colorado State, Housing & Finance Authority, Ser A1, RB Callable 02/01/16 @ 100
0.400%, 02/03/16 (A)	800	800
Colorado State, Housing & Finance Authority, Ser C1, RB Callable 02/01/16 @ 100
0.370%, 02/03/16 (A)	900	900

		1,700

Massachusetts — 0.0%
Simmons College, Higher Education Authority, RB Callable 02/01/16 @ 100
0.390%, 02/04/16 (A)(C)	2,095	2,095

New Jersey — 0.1%
North Hudson Sewage Authority, Senior Lien, RB Callable 02/01/16 @ 100
0.380%, 02/04/16 (A)(C)	2,885	2,885

New York — 0.1%
New York State, Housing & Finance Authority, Various Housing Project, RB Callable 02/01/16 @ 100
0.350%, 02/03/16 (A) (C)	2,150	2,150

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wisconsin — 0.0%
Wisconsin State, Housing & Economic Development Authority, Ser B, RB Callable 02/01/16 @ 100
0.380%, 02/04/16 (A)	$765	$765
0.420%, 02/06/16 (A)	620	620

		1,385

Total Municipal Bonds (Cost $10,215) ($ Thousands)		10,215

U.S. GOVERNMENT AGENCY OBLIGATION — 0.0%
FNMA
0.446%, 02/15/16 (A)	3,460	3,460

Total U.S. Government Agency Obligation (Cost $3,460) ($ Thousands)		3,460

REPURCHASE AGREEMENTS (D) — 19.5%
Goldman Sachs 0.320%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $244,006,507 (collateralized by various FMAC and FNMA obligations,ranging in par value $18,089,710 - $149,199,587, 3.500% - 4.000%, 10/01/34 - 11/01/45; with total market value $248,886,637)	244,000	244,000
Mitsubishi 0.340%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $519,014,705 (collateralized by various FMAC, FNMA, GNMA and U.S. Treasury obligations, ranging in par value $1,001 - $106,855,504, 0.000% - 5.995%, 03/31/16 - 02/01/48; with total market value $529,394,999)	519,000	519,000
RBC Capital 0.400% dated 01/27/16, to be repurchased on 02/03/16, repurchase price $39,252,053 (collateralized by various corporate obligations*, ranging in par value $2,000 - $5,590,000, 1.012% - 7.875%, 11/14/16 - 01/15/26,with total market value of $41,214,453)	39,249	39,249

SEI Daily Income Trust / Annual Report / January 31, 2016	19

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Concluded)

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

RBC Capital 0.330%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $8,891,245 (collateralized by various FMAC obligations, ranging in par value $518,424 - $3,964,822, 2.192% - 2.695%, 11/01/42 - 05/01/45; with total market value $9,069,070)	$8,891	$8,891
TD Securities 0.350%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $23,478,6895 (collateralized by a U.S. Treasury Bill, par value $24,001,100, 0.000%, 07/28/16, with total market value $23,948,298)	23,478	23,478
Wells Fargo 0.340%, dated 01/26/16, to be repurchased on 02/02/16, repurchase price $43,689,888 (collateralized by various FNMA obligations, ranging in par value $3,909,773 - $21,834,375, 3.500%, 02/01/46; with total market value $44,563,266)	43,687	43,687
Wells Fargo 0.480% dated 01/29/16, to be repurchased on 02/05/16, repurchase price $16,652,554 (collateralized by various corporate obligations*, ranging in par value $1,600,588 - $10,000,000, 0.000%, 03/07/16 - 03/09/16, with total market value of $17,151,217)	16,651	16,651
Wells Fargo 0.360% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $391,011,730 (collateralized by a FNMA obligation, par value $380,395,626, 3.500%, 01/01/46, with total market value of $398,831,965)	391,000	391,000

Total Repurchase Agreements (Cost $1,285,956) ($ Thousands)		1,285,956

Total Investments — 97.7% (Cost $6,447,954) ($ Thousands)		$6,447,954

*	A summary of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at January 31, 2016, is as follows:

Counterparty	Corporate Obligations	Rate	Maturity Date	Par Amount ($ Thousands)
RBC Capital	21st Century Fox	3.700%	9/15/24	$211
	BB&T	2.450	1/15/20	227
	Bellsouth	4.821	4/26/21	644
	BGC Partners	5.375	12/9/19	5,477
	BNP Paribas	2.450	3/17/19	544
	Cantor Fitzgerald	7.875	10/15/19	54
	Cantor Fitzgerald	6.500	6/17/22	1,039
	Caterpillar	2.300	8/15/22	17
	CDK Global	4.500	10/15/24	1,104
	Coca Cola	7.125	8/1/17	2
	Credit Suisse	5.300	8/13/19	5,590
	Credit Suisse	2.300	5/28/19	445
	Dr Pepper Snapple Group	3.400	11/15/25	460
	Fidelity National Information	3.625	10/15/20	2,721
	First Midwest	5.875	11/22/16	724
	GE Capital	2.342	11/15/20	924
	General Electric	1.012	2/15/25	170
	Goldman Sachs	5.000	8/15/25	5
	Hospitality	5.000	8/15/22	236
	Hyundai	2.400	10/31/18	522
	Macquarie	2.600	6/24/19	2,796
	Macquarie	3.900	1/15/26	367
	Macquarie	2.850	1/15/21	43
	Macquarie	6.250	1/14/21	194
	Mckesson	3.796	3/15/24	617
	Merck	3.875	1/15/21	117
	Morgan Stanley	6.625	4/1/18	2,073
	Nova Scotia	5.125	1/26/17	101
	Quebec	5.125	11/14/16	164
	Scottrade Financial	6.125	7/11/21	3,775
	Staples	2.750	1/12/18	3
	Synchrony	4.500	7/23/25	360
	Thermo Fisher Scientific	4.150	2/1/24	2
	Time Warner	5.000	2/1/20	1,423
	Tyson Foods	2.650	8/15/19	2,410
	Verizon Communications	3.500	11/1/24	1,307
	Verizon Communications	5.150	9/15/23	1,135
	Westpac	1.850	11/26/18	1,166
Wells Fargo	Basin Electric Power	0.000	3/9/16	5,558
	Basin Electric Power	0.000	3/8/16	10,000
	Intercontinental Exchange	0.000	3/7/16	1,601

Percentages are based on a Net Assets of $6,602,186 ($ Thousands).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Securities are held in connection with a letter of credit issued by a major bank.

(D)	Tri-Party Repurchase Agreement.

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

LLC — Limited Liability Company

RB — Revenue Bond

Ser — Series

As of January 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended January 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

20	SEI Daily Income Trust / Annual Report / January 31, 2016

SCHEDULE OF INVESTMENTS

Treasury Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 28.7%
U.S. Treasury Bill(A)
0.267%, 05/05/16	$1,000	$999
U.S. Treasury Notes
0.473%, 02/01/16 (B)	3,515	3,511
0.357%, 02/01/16 (B)	5,520	5,518
0.577%, 02/02/16 (B)	1,000	1,000
0.374%, 02/02/16 (B)	5,295	5,295
0.358%, 02/02/16 (B)	6,065	6,064
2.125%, 02/29/16	1,260	1,262
0.250%, 02/29/16	8,745	8,745
2.375%, 03/31/16	1,063	1,066
0.375%, 03/31/16	660	660
2.625%, 04/30/16	6,768	6,806
2.000%, 04/30/16	9,104	9,144
0.375%, 04/30/16	735	735
7.250%, 05/15/16	4,010	4,090
5.125%, 05/15/16	750	760
0.250%, 05/15/16	15,562	15,559
3.250%, 05/31/16	1,715	1,732
1.750%, 05/31/16	2,664	2,676
0.375%, 05/31/16	533	533
0.500%, 06/15/16	2,664	2,665
3.250%, 06/30/16	3,101	3,137

Total U.S. Treasury Obligations (Cost $81,957) ($ Thousands)		81,957

REPURCHASE AGREEMENTS (C) — 63.6%
Bank of Montreal 0.300% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $18,000,450 (collateralized by U.S. Treasury Notes, ranging in par value $459,200 - $6,451,100, 1.250% - 8.000%, 12/15/18 - 05/15/23, with total market value of $18,360,542)	18,000	18,000
Bank of Nova Scotia 0.340% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $18,000,510 (collateralized by U.S. Treasury Obligations, par value $100 - $17,460,400, 1.250% - 5.250%, 03/31/20 - 05/15/39, with total market value of $18,360,602)	18,000	18,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Citibank 0.320% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $18,000,480 (collateralized by a U.S. Treasury Obligations, par value $200 - $6,032,500, 0.125% - 2.750%, 04/15/17 - 01/15/24, with total market value of $18,360,564)	$18,000	$18,000
Credit Suisse 0.340% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $18,000,510 (collateralized by a U.S. Treasury Note, par value $17,210,000, 2.625%, 08/15/20, with total market value of $18,360,184)	18,000	18,000
Goldman Sachs 0.250% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $18,000,375 (collateralized by U.S. Treasury Notes, par value $4,119,000 - $8,781,700, 0.500% - 3.375%, 08/31/16 - 11/15/19, with total market value of $18,360,390)	18,000	18,000
JPMorgan 0.330% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $18,000,495 (collateralized by a U.S. Treasury Note, par value $18,085,000, 1.625%, 12/31/19, with total market value of $18,364,860)	18,000	18,000
Mitsubishi 0.320% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $18,000,480 (collateralized by U.S. Treasury Obligations, par value $100 - $13,005,700, 0.000% - 9.125%, 02/04/16 - 08/15/39, with total market value of $18,360,508)	18,000	18,000
RBC Capital 0.310%, dated 01/31/16, to be repurchased on 02/01/16, repurchase price $18,000,155 (collateralized by a U.S. Treasury Note, par value $18,103,800, 1.500%, 05/31/19 with total market value of $18,360,476)	18,000	18,000

SEI Daily Income Trust / Annual Report / January 31, 2016	21

SCHEDULE OF INVESTMENTS

Treasury Fund (Concluded)

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

TD Securities 0.330% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $18,000,495 (collateralized by U.S. Treasury Obligations, par value $2,523,500 - $15,040,500, 2.000% - 3.000%, 11/30/20 - 11/15/44, with total market value of $18,360,553)	$18,000	$18,000
Wells Fargo 0.400%, dated 01/08/16, to be repurchased on 04/07/16, repurchase price $680,680 (collateralized by a U.S. Treasury Note, par value $690,100, 1.000%, 10/31/16, with total market value $693,855)	680	680
Wells Fargo 0.400% dated 01/11/16, to be repurchased on 04/07/16, repurchase price $2,061,991 (collateralized by a U.S. Treasury Note, par value $2,096,000, 0.875%, 12/31/16, with total market value of $2,101,718)	2,060	2,060
Wells Fargo 0.340% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $17,000,482 (collateralized by U.S. Treasury Notes, par value $8,513,900 - $8,685,400, 1.250% - 1.750%, 11/30/18 - 09/30/22, with total market value of $17,340,569)	17,000	17,000

Total Repurchase Agreements (Cost $181,740) ($ Thousands)		181,740

Total Investments — 92.3% (Cost $263,697) ($ Thousands)		$263,697

Percentages are based on a Net Assets of $285,714 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date.

(C)	Tri-Party Repurchase Agreement.

As of January 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

22	SEI Daily Income Trust / Annual Report / January 31, 2016

SCHEDULE OF INVESTMENTS

Treasury II Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 76.6%
U.S. Treasury Bills(A)
0.205%, 02/04/16	$87,831	$87,830
0.211%, 02/11/16	52,746	52,743
0.255%, 02/18/16	50,000	49,994
0.293%, 02/25/16	9,163	9,161
0.267%, 05/05/16	3,300	3,298
U.S. Treasury Notes
0.473%, 02/01/16 (B)	9,855	9,846
0.357%, 02/01/16 (B)	15,035	15,030
0.577%, 02/02/16 (B)	2,000	2,000
0.375%, 02/02/16 (B)	6,614	6,614
0.374%, 02/02/16 (B)	17,205	17,205
0.358%, 02/02/16 (B)	7,480	7,479
4.500%, 02/15/16	75,000	75,121
2.625%, 02/29/16	30,000	30,055
2.125%, 02/29/16	3,540	3,545
0.250%, 02/29/16	24,875	24,875
2.375%, 03/31/16	2,352	2,360
0.375%, 03/31/16	1,680	1,680
0.250%, 04/15/16	15,000	15,002
2.625%, 04/30/16	15,185	15,269
2.000%, 04/30/16	35,132	35,287
0.375%, 04/30/16	2,385	2,385
7.250%, 05/15/16	2,000	2,040
5.125%, 05/15/16	2,165	2,194
0.250%, 05/15/16	35,552	35,545
3.250%, 05/31/16	4,960	5,008
1.750%, 05/31/16	6,147	6,174
0.375%, 05/31/16	1,187	1,187
0.500%, 06/15/16	6,147	6,149
3.250%, 06/30/16	6,880	6,960

Total U.S. Treasury Obligations (Cost $532,036) ($ Thousands)		532,036

Total Investments — 76.6% (Cost $532,036) ($ Thousands)		$532,036

Percentages are based on a Net Assets of $694,987 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date.

As of January 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2016	23

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 49.5%‡‡

Consumer Discretionary — 0.8%
Autozone
1.300%, 01/13/17	$350	$350
NBCUniversal Enterprise
1.307%, 02/25/16 (A) (B)	575	574
Thomson Reuters
1.650%, 09/29/17	300	299
Time Warner Cable
5.850%, 05/01/17	400	418
Whirlpool
1.350%, 03/01/17	335	334

		1,975

Consumer Staples — 2.0%
Anheuser-Busch InBev Finance
1.900%, 02/01/19	280	281
0.729%, 02/02/16 (B)	350	344
CVS Health
1.900%, 07/20/18	350	351
1.200%, 12/05/16	340	340
JM Smucker
1.750%, 03/15/18	135	135
Mondelez International
0.849%, 02/01/16 (B)	450	443
PepsiCo
1.250%, 08/13/17	1,000	1,003
Reynolds American
2.300%, 06/12/18	445	449
SABMiller Holdings
1.019%, 02/01/16 (A)(B)	650	645
Walgreens Boots Alliance
1.750%, 11/17/17	685	683

		4,674

Energy — 2.7%
BP Capital Markets PLC
0.851%, 02/10/16 (B)	750	743
0.784%, 02/13/16 (B)	400	396
ConocoPhillips
1.500%, 05/15/18	340	326
Devon Energy
1.052%, 03/15/16 (B)	500	492

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Enbridge
0.866%, 03/03/16 (B)	$540	$515
Energy Transfer Partners
2.500%, 06/15/18	325	297
Hess
1.300%, 06/15/17	300	291
Kinder Morgan
2.000%, 12/01/17	225	217
Schlumberger Holdings
1.900%, 12/21/17 (A)	500	498
Schlumberger Norge
1.250%, 08/01/17 (A)	145	143
Statoil
0.804%, 02/08/16 (B)	550	543
0.544%, 02/09/16 (B)	870	865
Total Capital International
0.911%, 02/12/16 (B)	400	398
TransCanada PipeLines
1.411%, 04/12/16 (B)	495	484

		6,208

Financials — 31.7%
Abbey National Treasury Services PLC
1.012%, 03/13/16 (B)	2,910	2,906
ABN AMRO Bank
1.421%, 10/28/16 (A) (B)	400	401
American Express Credit MTN
1.875%, 11/05/18	550	550
1.125%, 06/05/17	600	597
1.082%, 03/18/16 (B)	300	297
0.885%, 03/22/16 (B)	455	451
0.722%, 03/05/16 (B)	700	696
Australia & New Zealand Banking Group
0.997%, 04/10/16 (A) (B)	300	300
0.922%, 02/15/16 (B)	375	374
Banco Santander Chile
1.517%, 04/15/16 (A) (B)	500	497
Bank Nederlandse Gemeenten MTN
0.694%, 02/25/16 (A) (B)	850	848
0.625%, 07/18/16 (A)	1,300	1,299
Bank of America
5.650%, 05/01/18	90	97
5.300%, 03/15/17	350	363
2.000%, 01/11/18	160	159
1.700%, 08/25/17	200	200
1.662%, 04/15/16 (B)	750	748
1.003%, 02/25/16 (B)	700	696
0.812%, 03/15/16 (B)	795	787
Bank of Montreal MTN
1.400%, 04/10/18	750	746
1.217%, 04/09/16 (B)	500	499

24	SEI Daily Income Trust / Annual Report / January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bank of New York Mellon MTN
0.892%, 03/08/16 (B)	$350	$350
Bank of Nova Scotia
1.300%, 07/21/17	400	400
Bank of Tokyo-Mitsubishi UFJ
1.450%, 09/08/17 (A)	325	324
0.772%, 03/08/16 (A) (B)	325	323
Barclays Bank PLC MTN
6.050%, 12/04/17 (A)	500	533
0.944%, 02/19/16 (B)	600	600
BB&T MTN
1.372%, 03/15/16 (B)	380	380
0.989%, 02/01/16 (B)	350	346
Berkshire Hathaway Finance
0.921%, 04/13/16 (B)	1,065	1,063
BNP Paribas MTN
1.092%, 03/12/16 (B)	550	550
BPCE MTN
1.191%, 02/10/16 (B)	700	702
Branch Banking & Trust
0.844%, 03/01/16 (B)	1,110	1,109
Capital One Bank USA
1.300%, 06/05/17	500	498
1.200%, 02/13/17	500	499
Capital One Financial
1.514%, 02/17/16 (B)	550	553
Citigroup
1.700%, 04/27/18	300	298
1.390%, 04/08/16 (B)	700	694
1.311%, 04/27/16 (B)	800	795
1.082%, 02/24/16 (B)	730	728
Citizens Bank MTN
1.600%, 12/04/17	650	645
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3.375%, 01/19/17	985	1,005
Credit Agricole MTN
1.456%, 03/10/16 (A) (B)	700	698
Credit Suisse MTN
1.700%, 04/27/18	500	498
1.308%, 04/29/16 (B)	500	498
Credit Suisse NY MTN
0.897%, 02/27/16 (B)	485	483
Daimler Finance North America LLC
1.375%, 08/01/17 (A)	860	855
1.189%, 02/01/16 (A) (B)	400	398
Deutsche Bank
1.350%, 05/30/17	650	646
1.039%, 02/13/16 (B)	350	348
ERAC USA Finance LLC
1.400%, 04/15/16 (A)	240	240

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Export-Import Bank of Korea
1.374%, 04/14/16 (B)	$945	$947
Fifth Third Bank
1.350%, 06/01/17	750	749
0.817%, 03/03/16 (B)	300	300
Ford Motor Credit LLC
1.724%, 12/06/17	350	345
1.412%, 03/15/16 (B)	820	806
1.332%, 03/12/16 (B)	300	291
0.982%, 03/03/16 (B)	520	511
General Electric Capital MTN
1.322%, 02/20/16 (B)	250	251
1.250%, 05/15/17	750	751
General Motors Financial
2.400%, 04/10/18	675	668
Goldman Sachs Group
2.375%, 01/22/18	1,050	1,055
1.818%, 04/30/16 (B)	125	126
1.779%, 04/23/16 (B)	500	497
1.462%, 02/15/16 (B)	400	400
1.312%, 02/15/16 (B)	700	698
HSBC Bank PLC
1.002%, 02/15/16 (A) (B)	500	498
HSBC USA
1.300%, 06/23/17	600	599
Huntington National Bank
2.200%, 11/06/18	760	761
Hyundai Capital America
2.000%, 03/19/18 (A)	165	164
1.875%, 08/09/16 (A)	165	166
ING Bank
1.302%, 04/02/16 (A) (B)	300	297
ING US
2.900%, 02/15/18	350	355
Jackson National Life Global Funding
1.875%, 10/15/18 (A)	400	401
JPMorgan Chase
1.700%, 03/01/18	1,205	1,203
1.574%, 04/23/16 (B)	500	497
1.251%, 04/28/16 (B)	500	493
KeyBank
0.934%, 03/01/16 (B)	450	448
0.883%, 02/25/16 (B)	700	700
KFW
2.000%, 06/01/16	950	954
Korea Development Bank
1.246%, 04/22/16 (B)	1,430	1,430
Lloyds Bank PLC
1.621%, 04/22/16 (B)	505	506
1.038%, 03/16/16 (B)	500	498
Macquarie Group
1.329%, 04/30/16 (A) (B)	350	350

SEI Daily Income Trust / Annual Report / January 31, 2016	25

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Manufacturers & Traders Trust
1.400%, 07/25/17	$450	$449
0.919%, 04/25/16 (B)	350	348
Metropolitan Life Global Funding I
1.500%, 01/10/18 (A)	220	219
0.997%, 04/10/16 (A)(B)	850	849
Mizuho Bank
1.053%, 03/25/16 (A)(B)	580	577
Morgan Stanley
5.950%, 12/28/17	140	150
1.643%, 02/25/16 (B)	200	200
1.469%, 04/24/16 (B)	400	398
1.070%, 04/18/16 (B)	1,000	997
Nissan Motor Acceptance MTN
1.500%, 03/02/18 (A)	300	298
1.303%, 03/26/16 (A) (B)	500	500
0.972%, 03/04/16 (A) (B)	245	245
Nordea Bank
1.250%, 04/04/17 (A)	600	600
PNC Bank
1.800%, 11/05/18	700	700
Pricoa Global Funding I
1.350%, 08/18/17 (A)	550	547
0.512%, 02/16/16 (A) (B)	325	325
Principal Life Global Funding II
1.200%, 05/19/17 (A)	370	370
1.125%, 02/24/17 (A)	300	300
Province of Ontario Canada
1.600%, 09/21/16	1,200	1,205
Prudential Financial MTN
1.142%, 03/04/16 (B)	500	499
Royal Bank of Canada MTN
1.200%, 01/23/17	400	400
0.949%, 04/23/16 (B)	450	450
Santander Bank
1.551%, 02/01/16 (B)	600	593
Simon Property Group
1.500%, 02/01/18 ‡(A)	560	559
Societe Generale MTN
1.692%, 04/17/16 (B)	450	453
Standard Chartered PLC MTN
1.260%, 04/17/16 (A) (B)	500	496
Sumitomo Mitsui Banking
1.560%, 01/18/19 (B)	600	601
1.051%, 04/10/16 (B)	500	499
SunTrust Bank
0.802%, 02/15/16 (B)	300	299
Svenska Handelsbanken
1.063%, 03/25/16 (B)	700	701
Synchrony Financial
1.875%, 08/15/17	255	254
1.564%, 02/02/16 (B)	600	589

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Toronto-Dominion Bank MTN
1.461%, 04/22/16 (B)	$455	$456
1.159%, 04/23/16 (B)	400	398
0.569%, 02/02/16 (B)	750	748
Toyota Motor Credit MTN
1.125%, 05/16/17	500	501
UBS MTN
1.303%, 03/26/16 (B)	500	499
Union Bank
1.353%, 03/26/16 (B)	550	551
US Bank MTN
1.201%, 04/29/16 (B)	550	550
Ventas Realty
1.550%, 09/26/16 ‡	550	551
1.250%, 04/17/17 ‡	140	139
Volkswagen Group of America Finance LLC
1.250%, 05/23/17 (A)	500	490
0.848%, 02/22/16 (A) (B)	650	617
0.810%, 02/20/16 (A) (B)	1,075	1,035
Volkswagen International Finance
1.125%, 11/18/16 (A)	260	257
0.804%, 04/23/16 (A) (B)	775	764
WEA Finance LLC
1.750%, 09/15/17 (A)	235	234
Wells Fargo MTN
1.249%, 04/23/16 (B)	495	494
1.150%, 06/02/17	650	649
Westpac Banking
1.230%, 04/17/16 (B)	325	322
1.200%, 05/19/17	275	275

		74,485

Health Care — 6.4%
AbbVie
1.800%, 05/14/18	400	399
Actavis Funding SCS
2.350%, 03/12/18	640	643
1.582%, 03/12/16 (B)	675	679
1.300%, 06/15/17	450	448
Amgen
2.125%, 05/15/17	500	504
0.758%, 02/22/16 (B)	1,150	1,146
Baxalta
1.366%, 03/22/16 (A) (B)	1,500	1,496
Bayer US Finance LLC
0.892%, 04/06/16 (A) (B)	600	598
0.867%, 04/07/16 (A) (B)	800	799
Becton Dickinson
1.800%, 12/15/17	500	500
0.962%, 02/01/16 (B)	780	780
Celgene
2.125%, 08/15/18	300	301

26	SEI Daily Income Trust / Annual Report / January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Express Scripts Holding
2.650%, 02/15/17	$1,250	$1,263
1.250%, 06/02/17	600	597
McKesson
1.292%, 03/10/17	410	410
Medtronic
1.500%, 03/15/18	255	255
Mylan
1.350%, 11/29/16	400	397
Providence Health & Services Obligated Group
1.412%, 04/01/16 (B)	700	701
Province of Quebec Canada MTN
0.666%, 03/04/16 (B)	1,060	1,057
Thermo Fisher Scientific
1.300%, 02/01/17	165	164
UnitedHealth Group
1.450%, 07/17/17	500	502
1.070%, 04/19/16 (B)	985	985
Zimmer Holdings
1.450%, 04/01/17	450	449

		15,073

Industrials — 0.5%
Air Lease
2.125%, 01/15/18	230	227
GATX
1.250%, 03/04/17	215	213
Hutchison Whampoa International 14
1.625%, 10/31/17 (A)	400	400
PACCAR Financial MTN
1.100%, 06/06/17	325	325

		1,165

Information Technology — 1.0%
Fidelity National Information Services
2.850%, 10/15/18	250	253
1.450%, 06/05/17	170	168
Hewlett Packard Enterprise
2.450%, 10/05/17 (A)	700	701
2.353%, 04/05/16 (A) (B)	955	958
TSMC Global
0.950%, 04/03/16 (A)	325	325

		2,405

Materials — 1.2%
Glencore Funding LLC
1.567%, 02/27/16 (A) (B)	700	686
Monsanto
1.150%, 06/30/17	500	498
0.544%, 02/07/16 (B)	710	707

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Rio Tinto Finance USA PLC
1.366%, 03/17/16 (B)	$955	$953

		2,844

Telecommunications — 1.7%
AT&T
5.500%, 02/01/18	870	931
1.533%, 03/31/16 (B)	450	446
British Telecommunications PLC
1.250%, 02/14/17	270	270
Verizon Communications
2.252%, 03/14/16 (B)	470	480
1.350%, 06/09/17	1,230	1,229
0.877%, 03/09/16 (B)	560	558

		3,914

Utilities — 1.5%
Dominion Gas Holdings LLC
1.050%, 11/01/16	550	550
Duke Energy
0.992%, 04/03/16 (B)	1,450	1,441
Exelon
1.550%, 06/09/17	585	584
Hydro-Quebec
1.375%, 06/19/17	225	226
Southern
1.300%, 08/15/17	310	308
Xcel Energy
1.200%, 06/01/17	280	279

		3,388

Total Corporate Obligations (Cost $116,603) ($ Thousands)		116,131

ASSET-BACKED SECURITIES — 22.6%

Automotive — 12.3%
Ally Auto Receivables Trust, Ser 2014-SN1, Cl A3
0.750%, 02/21/17	183	183
Ally Master Owner Trust, Ser 2013-1, Cl A1
0.875%, 02/15/16 (B)	310	310
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/19	1,275	1,278
Ally Master Owner Trust, Ser 2014-4, Cl A1
0.826%, 02/15/16 (B)	850	848
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 02/15/16	650	649

SEI Daily Income Trust / Annual Report / January 31, 2016	27

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl A
1.330%, 07/10/18 (A)	$47	$47
AmeriCredit Automobile Receivables Trust
1.260%, 04/08/19	230	230
AmeriCredit Automobile Receivables Trust, Ser 2012-4, Cl B
1.310%, 11/08/17	84	84
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/17	3	3
AmeriCredit Automobile Receivables Trust, Ser 2014-1, Cl A3
0.900%, 02/08/19	540	539
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2B
1.175%, 06/10/19 (B)	445	445
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.631%, 02/15/16 (A) (B)	273	273
ARI Fleet Lease Trust, Ser 2013-A, Cl A3
0.920%, 07/15/21 (A)	73	73
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/22 (A)	74	74
Bank of the West Auto Trust, Ser 2015-1, Cl A2B
0.681%, 02/15/16 (A) (B)	620	619
California Republic Auto Receivables Trust, Ser 2013-1, Cl A2
1.410%, 09/17/18 (A)	280	280
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl B
2.320%, 07/20/18	520	524
CarMax Auto Owner Trust, Ser 2012-1, Cl D
3.090%, 08/15/18	875	876
CarMax Auto Owner Trust, Ser 2012-1, Cl C
2.200%, 10/16/17	365	365
CarMax Auto Owner Trust, Ser 2012-3, Cl A4
0.790%, 04/16/18	1,230	1,228
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/18	120	120
Chesapeake Funding LLC, Ser 2011-2A, Cl A
1.519%, 02/07/16 (A)(B)	105	106

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Chesapeake Funding LLC, Ser 2012-2A, Cl A
0.872%, 02/07/16 (A)(B)	$46	$46
Chesapeake Funding LLC, Ser 2014-1A, Cl A
0.842%, 02/07/16 (A)(B)	505	504
Chesapeake Funding LLC, Ser 2015-1A, Cl B
1.372%, 02/09/16 (A)(B)	460	460
Chrysler Capital Auto Receivables Trust, Ser 2015-BA, Cl A2
1.460%, 12/17/18 (A)	450	450
CNH Wholesale Master Note Trust, Ser 2013-2A, Cl A
1.025%, 02/15/16 (A) (B)	425	425
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/18 (A)	357	356
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/18 (A)	109	108
CPS Auto Receivables Trust, Ser 2015-A, Cl A
1.530%, 07/15/19 (A)	702	701
Credit Acceptance Auto Loan Trust, Ser 2013-1A, Cl A
1.210%, 10/15/20 (A)	17	17
Credit Acceptance Auto Loan Trust, Ser 2013-2A, Cl A
1.500%, 04/15/21 (A)	247	247
Credit Acceptance Auto Loan Trust, Ser 2014-1A, Cl A
1.550%, 10/15/21 (A)	415	414
DT Auto Owner Trust, Ser 2015-3A, Cl A
1.660%, 03/15/19	793	791
Enterprise Fleet Financing LLC, Ser 2013-2, Cl A2
1.060%, 03/20/19 (A)	100	100
Enterprise Fleet Financing LLC, Ser 2014-2, Cl A2
1.050%, 03/20/20 (A)	143	143
First Investors Auto Owner Trust, Ser 2013- 1A, Cl A2
0.900%, 10/15/18 (A)	12	12
First Investors Auto Owner Trust, Ser 2013- 2A, Cl A2
1.230%, 03/15/19 (A)	110	110
First Investors Auto Owner Trust, Ser 2014- 2A, Cl A2
0.860%, 08/15/18 (A)	111	111
Flagship Credit Auto Trust, Ser 2013-2, Cl A
1.940%, 01/15/19 (A)	219	219

28	SEI Daily Income Trust / Annual Report / January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A4
1.100%, 11/15/17	$615	$615
Ford Credit Auto Lease Trust, Ser 2015-B, Cl B
1.920%, 03/15/19	300	300
Ford Credit Auto Owner Trust, Ser 2012-A, Cl B
1.880%, 08/15/17	475	476
Ford Credit Auto Owner Trust, Ser 2012-B, Cl D
2.930%, 10/15/18	600	605
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A2
0.800%, 02/25/16 (B)	310	310
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/19	80	80
Ford Credit Floorplan Master Owner Trust, Ser 2015-4, Cl A2
0.931%, 02/01/16 (B)	1,050	1,049
GE Dealer Floorplan Master Note Trust, Ser 2014-2, Cl A
0.876%, 02/20/16 (B)	665	664
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/19	390	393
GM Financial Leasing Trust, Ser 2014-1A, Cl A3
1.010%, 05/22/17 (A)	995	995
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
0.830%, 02/15/16 (A) (B)	1,475	1,470
Hertz Fleet Lease Funding, Ser 2013-3, Cl B
1.343%, 02/10/16 (A) (B)	765	765
M&T Bank Auto Receivables Trust, Ser 2013-1A, Cl A3
1.060%, 11/15/17 (A)	183	183
M&T Bank Auto Receivables Trust, Ser 2013-1A, Cl A4
1.570%, 08/15/18 (A)	750	752
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/18	395	394
Prestige Auto Receivables Trust, Ser 2013- 1A, Cl A3
1.330%, 05/15/19 (A)	313	314
Prestige Auto Receivables Trust, Ser 2014- 1A, Cl A2
0.970%, 03/15/18 (A)	187	187
Prestige Auto Receivables Trust, Ser 2015- 1, Cl A2
1.090%, 02/15/19 (A)	145	145

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D
3.640%, 05/15/18	$430	$436
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl C
2.940%, 12/15/17	141	142
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl B
1.330%, 03/15/18	169	169
Santander Drive Auto Receivables Trust, Ser 2013-4
2.160%, 01/15/20	164	164
Santander Drive Auto Receivables Trust, Ser 2014-4, Cl A2A
0.670%, 01/16/18	28	28
SNAAC Auto Receivables Trust, Ser 2014-1A, Cl A
1.030%, 09/17/18 (A)	38	38
Susquehanna Auto Receivables Trust, Ser 2014-1, Cl A3
1.000%, 02/15/18 (A)	352	351
Volkswagen Credit Auto Master Trust, Ser 2014-1A, Cl A1
0.752%, 02/20/16 (A) (B)	400	395
Volvo Financial Equipment LLC, Ser 2013- 1A, Cl A3
0.740%, 03/15/17 (A)	48	48
Volvo Financial Equipment LLC, Ser 2014- 1A, Cl A3
0.820%, 04/16/18 (A)	218	217
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/17 (A)	211	211
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl C
2.240%, 04/15/20 (A)	250	249
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl B
1.680%, 11/16/20 (A)	505	503
Westlake Automobile Receivables Trust, Ser 2015-2A, Cl A2A
1.280%, 07/16/18 (A)	631	631
Wheels SPV 2, Ser 2014-1A, Cl A2
0.840%, 03/20/23 (A)	133	133
World Omni Auto Receivables Trust, Ser 2015-B, Cl A2A
0.960%, 07/15/19	590	589
World Omni Master Owner Trust, Ser 2013- 1, Cl A
0.681%, 02/15/16 (A) (B)	555	555

		28,924

SEI Daily Income Trust / Annual Report / January 31, 2016	29

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Card — 2.6%
American Express Credit Account Master Trust, Ser 2013-3, Cl A
0.980%, 05/15/19	$185	$185
Barclays Dryrock Issuance Trust, Ser 2014- 1, Cl A
0.691%, 02/15/16 (B)	605	605
Cabela’s Master Credit Card Trust, Ser 2013-2A A2, Cl A2
1.076%, 02/15/16 (A) (B)	210	209
Cabela’s Master Credit Card Trust, Ser 2014-1, Cl A
0.681%, 02/15/16 (B)	165	165
Capital One Multi-Asset Execution Trust, Ser 2013-A3, Cl A3
0.960%, 09/16/19	360	360
Chase Issuance Trust, Ser 2007-B1, Cl B1
0.676%, 02/15/16 (B)	450	448
Chase Issuance Trust, Ser 2012-A2, Cl A2
0.695%, 02/05/16 (B)	100	100
Chase Issuance Trust, Ser 2014-A1, Cl A1
1.150%, 01/15/19	1,055	1,057
Citibank Credit Card Issuance Trust, Ser 2013-A3, Cl A3
1.110%, 07/23/18	500	501
Citibank Credit Card Issuance Trust, Ser 2013-A6, Cl A6
1.320%, 09/07/18	670	672
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/19	415	415
Citibank Credit Card Issuance Trust, Ser 2014-A4, Cl A4
1.230%, 04/24/19	650	651
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/20	650	652

		6,020

Miscellaneous Business Services — 7.2%
Ameriquest Mortgage Securities, Ser 2005- R1, Cl M1
1.097%, 02/25/16 (B)	182	182
Apidos CDO, Ser 2013-12A, Cl A
1.722%, 02/02/16 (A)(B)	600	588
Avalon IV Capital, Ser 2012-1A, Cl AR
1.485%, 04/17/16 (A) (B)	286	285

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Cent CLO 16, Ser 2014-16AR, Cl A1AR
1.550%, 02/03/16 (A) (B)	$500	$498
Cent CLO 16, Ser 2014-20A, Cl A
2.099%, 02/01/16 (A) (B)	600	592
CIFC Funding, Ser 2013-1A, Cl A1
1.770%, 04/16/16 (A) (B)	485	476
CIT Equipment Collateral, Ser 2014-VT1, Cl A2
0.860%, 05/22/17 (A)	656	655
CNH Equipment Trust, Ser 2012-D, Cl A3
0.650%, 04/16/18	48	48
CNH Equipment Trust, Ser 2014-C, Cl A2
0.630%, 12/15/17	327	327
Credit-Based Asset Servicing and Securitization LLC, Ser 2005-CB3, Cl M2
1.352%, 02/27/16 (B)	825	814
Dell Equipment Finance Trust, Ser 2014-1, Cl A3
0.940%, 06/22/20 (A)	646	646
Dryden XXXI Senior Loan Fund, Ser 2014- 31A, Cl A
1.970%, 04/18/16 (A) (B)	250	246
GE Equipment Midticket LLC Series, Ser 2014-1, Cl A3
1.140%, 05/22/18	675	673
GE Equipment Small Ticket LLC, Ser 2014- 1A, Cl A3
0.950%, 09/25/17 (A)	364	363
GreatAmerica Leasing Receivables, Ser 2015-1, Cl A3
1.540%, 07/20/18 (A)	905	911
Green Tree Agency Advance Funding Trust I, Ser 2015-T1, Cl AT1
2.302%, 10/15/46 (A)	240	240
ING IM CLO, Ser 2014-1A, Cl A1
2.120%, 04/18/16 (A) (B)	290	285
ING IM CLO, Ser 2014-1RA, Cl A2R
2.186%, 04/18/16 (A) (B)	500	496
Kubota Credit Owner Trust, Ser 2014-1A, Cl A2
0.580%, 02/15/17 (A)	22	22
Kubota Credit Owner Trust, Ser 2015-1A, Cl A2
0.940%, 02/15/16 (A)	330	329
Limerock CLO II, Ser 2014-2A, Cl A
2.121%, 02/18/16 (A) (B)	500	490
Madison Park Funding CLO, Ser 2007-4A, Cl A1B
0.885%, 03/24/16 (A) (B)	420	402

30	SEI Daily Income Trust / Annual Report / January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MMAF Equipment Finance LLC, Ser 2011- AA, Cl A4
2.100%, 07/15/17 (A)	$70	$70
MMAF Equipment Finance LLC, Ser 2013- AA, Cl A3
1.030%, 12/11/17 (A)	112	112
MMAF Equipment Finance LLC, Ser 2014- AA, Cl A3
0.870%, 01/08/19 (A)	560	557
Nationstar HECM Loan Trust, Ser 2015-2A, Cl A
2.883%, 11/25/25 (A)	146	146
Navient Student Loan Trust, Ser 2014-1, Cl A1
0.672%, 02/25/16 (B)	563	562
Navient Student Loan Trust, Ser 2015-1, Cl A1
0.722%, 02/27/16 (B)	552	548
Neuberger Berman CLO XVI, Ser 2014-16A, Cl A1
2.092%, 03/11/16 (A) (B)	405	399
NRZ Advance Receivables Trust, Ser 2015- T3, Cl AT3
2.540%, 11/15/46 (A)	450	451
NYCTL Trust, Ser 2014-A, Cl A
1.030%, 11/10/27 (A)	30	30
NYCTL Trust, Ser 2015-A, Cl A
1.340%, 11/10/28 (A)	380	379
Oak Hill Credit Partners, Ser 2013-8A, Cl A
1.744%, 04/21/16 (A) (B)	360	354
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
1.740%, 04/17/16 (A) (B)	550	539
Ocwen Master Advance Receivables Trust, Ser 2015-T1, Cl AT1
2.537%, 09/17/46 (A)	295	295
Ocwen Master Advance Receivables Trust, Ser 2015-T2, Cl AT2
2.532%, 11/15/46 (A)	210	210
Race Point VI CLO, Ser 2014-6RA, Cl BR
2.413%, 02/24/16 (A) (B)	425	423
SLM Student Loan Trust, Ser 2006-4, Cl A5
0.719%, 04/25/16 (B)	108	107
SLM Student Loan Trust, Ser 2011-A, Cl A1
1.425%, 02/15/16 (A) (B)	12	11
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.739%, 02/15/16 (A) (B)	170	169

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SLM Student Loan Trust, Ser 2011-B, Cl A1
1.276%, 02/15/16 (A) (B)	$82	$82
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/22 (A)	445	444
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Ser 2015-T2, Cl AT2
2.620%, 01/15/47 (A)	480	480
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
0.652%, 02/25/16 (A) (B)	320	319
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF1, Cl A1
0.577%, 02/25/16 (B)	98	97
Symphony CLO VIII, Ser 2014-8AR, Cl BR
2.367%, 02/20/16 (A) (B)	475	471

		16,823

Mortgage Related — 0.5%
Accredited Mortgage Loan Trust, Ser 2004- 4, Cl A1A
1.102%, 02/27/16 (B)	212	208
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.142%, 02/27/16 (B)	220	216
Bear Stearns Asset-Backed Securities Trust, Ser 2004-2, Cl A1
1.422%, 02/25/16 (B)	121	120
Bear Stearns Asset-Backed-Securities Trust, Ser 2005-HE3, Cl M2
1.442%, 02/25/16 (B)	311	308
HSBC Home Equity Loan Trust USA, Ser 2007-3, Cl APT
1.602%, 02/20/16 (B)	217	217
Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
0.922%, 02/25/16 (B)	164	161
Option One Mortgage Loan Trust, Ser 2005-4, Cl A3
0.682%, 02/25/16 (B)	38	38

		1,268

Total Asset-Backed Securities
(Cost $53,201) ($ Thousands)		53,035

SEI Daily Income Trust / Annual Report / January 31, 2016	31

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 14.1%

Agency Mortgage-Backed Obligations — 3.9%
FHLMC
5.000%, 06/01/26	$95	$99
4.500%, 09/01/26	53	57
2.354%, 02/01/16 (B)	83	86
2.286%, 02/01/16 (B)	87	92
FHLMC REMIC, Ser 2004-2764, Cl OE
4.500%, 03/15/19	51	53
FHLMC REMIC, Ser 2009-3570, Cl A
4.500%, 02/01/16	94	98
FNMA
6.000%, 01/01/27	26	30
5.000%, 04/01/20 to 03/01/25	653	698
3.000%, 12/01/30	2,076	2,165
2.465%, 02/01/16 (B)	11	11
2.375%, 02/01/16 (B)	21	21
2.350%, 02/01/16 (B)	8	9
2.265%, 02/01/16 (B)	89	92
2.163%, 02/01/16 (B)	30	32
2.161%, 02/01/16 (B)	34	35
1.459%, 02/01/16 (B)	14	14
FNMA REMIC, Ser 1993-58, Cl H
5.500%, 04/25/23	26	28
FNMA REMIC, Ser 2001-33, Cl FA
0.877%, 02/25/16 (B)	20	20
FNMA REMIC, Ser 2002-64, Cl FG
0.676%, 02/18/16 (B)	22	22
FNMA REMIC, Ser 2002-77, Cl CB
5.000%, 12/25/17	75	76
FNMA REMIC, Ser 2008-18, Cl HD
4.000%, 12/25/18	61	62
FNMA REMIC, Ser 2010-64, Cl EH
5.000%, 10/25/35	5	5
FNMA REMIC, Ser 2011-109, Cl PK
4.000%, 08/25/41	95	100
FNMA TBA
3.500%, 02/15/30	850	898
3.000%, 02/15/30	2,100	2,189
GNMA
1.875%, 02/01/16 (B)	106	113
GNMA, Ser 2009-10, Cl JA
4.500%, 03/16/34	65	68
GNMA, Ser 2009-113, Cl MJ
4.000%, 03/16/23	166	169
GNMA, Ser 2010-86, Cl PG
3.000%, 01/20/36	36	36
GNMA, Ser 2011-62, Cl PA
3.000%, 01/20/40	489	494
GNMA, Ser 2011-106, Cl ME
3.000%, 06/20/38	103	103

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA, Ser 2011-110, Cl A
2.237%, 03/16/33	$27	$27
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/22	52	53
NCUA Guaranteed Notes, Ser 2010-R2, Cl 1A
0.990%, 02/06/16 (B)	53	53
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
0.874%, 02/04/16 (B)	264	263
NCUA Guaranteed Notes, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	1	1
NCUA Guaranteed Notes, Ser 2011-R4, Cl 1A
0.842%, 02/05/16 (B)	54	54
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
0.700%, 02/09/16 (B)	261	261
NCUA Guaranteed Notes, Ser 2011-R2, Cl 1A
1.020%, 02/09/16 (B)	101	101
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
0.874%, 02/04/16 (B)	412	412

Non-Agency Mortgage-Backed Obligations — 10.2%
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
1.131%, 02/15/16 (A) (B)	450	448
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
2.947%, 02/01/16 (B)	32	30
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
2.810%, 02/01/16 (B)	250	231
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
2.746%, 02/01/16 (B)	113	104
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
2.723%, 02/01/16 (B)	201	181
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-12, Cl 11A1
2.702%, 02/01/16 (B)	85	67
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW13, Cl A4
5.540%, 09/11/41	340	342
BLCP Hotel Trust, Ser CLRN, Cl A
1.376%, 02/15/16 (A) (B)	480	468

32	SEI Daily Income Trust / Annual Report / January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 08/15/48 (B)	$425	$445
CD Mortgage Trust, Ser 2007-CD4, Cl A4
5.322%, 12/11/49	445	454
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.710%, 02/10/16 (B)	650	671
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.345%, 02/01/16 (B)	363	382
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/45	139	138
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
1.081%, 02/15/16 (A) (B)	1,000	985
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
2.733%, 02/08/16 (B)	48	48
Citigroup Mortgage Loan Trust, Ser 2006- AR2, Cl 1A1
2.726%, 02/01/16 (B)	183	166
COBALT CMBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4
5.223%, 08/15/48	580	589
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl A1
0.704%, 10/15/45	135	135
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A1
0.666%, 11/15/45	43	43
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR10, Cl A1
1.278%, 08/10/46	161	160
Commercial Mortgage Pass-Through Certificates, Ser 9W57, Cl A
2.365%, 02/11/16 (A)	600	604
Commercial Mortgage Pass-Through Certificates, Ser CR9, Cl A1
1.344%, 07/10/45	515	513
Commercial Mortgage Trust, Ser 2014- BBG, Cl A
1.131%, 02/15/16 (A) (B)	1,145	1,125
Countrywide Home Loans, Ser 2004-29, Cl 1A1
0.962%, 02/25/16 (B)	27	25
Countrywide Home Loans, Ser 2005-HY10, Cl 3A1A
2.723%, 02/01/16 (B)	165	139
Credit Suisse Commercial Mortgage Trust, Ser C4, Cl A3
5.467%, 09/15/39	731	737

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CSMC Series, Ser 2014-ICE, Cl A
1.131%, 02/16/16 (A) (B)	$250	$248
CSMC Trust, Ser 2014, Cl A
1.280%, 02/15/16 (A) (B)	430	424
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/46 (A)	81	81
FDIC Structured Sale Guaranteed Notes, Ser 2010-S1, Cl 1A
0.978%, 02/01/16 (A) (B)	79	79
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M1
1.272%, 02/25/16 (B)	214	214
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.372%, 02/25/16 (B)	195	193
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.627%, 02/25/16 (B)	386	384
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.372%, 02/25/16 (B)	133	132
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M1
1.572%, 02/25/16 (B)	117	117
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.200%, 02/01/16 (B)	203	186
GS Mortgage Securities II, Ser 2010-C2, Cl A1
3.849%, 12/10/43 (A)	112	116
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/45	85	85
GS Mortgage Securities II, Ser GC13, Cl A1
1.206%, 07/10/46	100	99
GS Mortgage Securities II, Ser GC14, Cl A1
1.217%, 08/10/46	137	137
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
2.941%, 02/01/16 (B)	233	214
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
3.204%, 02/01/16 (B)	259	240
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
2.775%, 02/01/16 (B)	236	193
Hilton USA Trust, Ser ORL, Cl A
1.231%, 02/15/16 (A) (B)	1,000	990
Hilton USA Trust, Ser HLF, Cl AFL
1.269%, 04/05/16 (A) (B)	204	204

SEI Daily Income Trust / Annual Report / January 31, 2016	33

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Impac CMB Trust, Ser 2004-9, Cl 1A1
1.182%, 02/25/16 (B)	$67	$61
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.942%, 02/03/16 (B)	69	63
Impac CMB Trust, Ser 2005-3, Cl A1
0.902%, 02/25/16 (B)	65	57
Impac CMB Trust, Ser 2005-5, Cl A1
1.062%, 02/25/16 (B)	53	46
Impac CMB Trust, Ser 2005-8, Cl 1A
0.942%, 02/25/16 (B)	170	146
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-LDP7, Cl A4
5.909%, 02/01/16 (B)	111	111
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.853%, 06/15/43 (A)	12	12
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-PLSD, Cl A2
3.364%, 11/13/28 (A)	600	607
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A1
1.303%, 01/15/46	103	103
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/45	585	602
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
1.531%, 02/15/16 (A) (B)	575	575
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
1.326%, 02/15/16 (A) (B)	875	864
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-CSMO, Cl A
1.581%, 02/15/16 (A) (B)	1,000	990
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
2.749%, 02/01/16 (B)	111	105
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
2.570%, 02/01/16 (B)	142	121
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/40 (B)	391	403
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.250%, 04/15/41 (B)	323	341

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Merrill Lynch Mortgage Investors, Ser 2005-A3, Cl A1
0.692%, 02/01/16 (B)	$58	$56
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
2.954%, 02/01/16 (B)	258	216
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/48	105	107
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A1
0.664%, 11/15/45	40	40
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A2
1.972%, 08/15/45	299	300
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C11, Cl A2
3.085%, 08/15/46	375	387
Morgan Stanley Capital I Trust, Ser 2012- C4, Cl A2
2.111%, 03/15/45	500	502
Morgan Stanley Re-Remic Trust, Ser 2012- IO, Cl AXA
1.000%, 03/27/51 (A)	223	221
MortgageIT Trust, Ser 2005-5, Cl A1
0.682%, 02/25/16 (B)	245	221
Paragon Mortgages PLC, Ser 2006-12A, Cl A2C
0.541%, 02/15/16 (A) (B)	109	97
Paragon Mortgages PLC, Ser 2007-15A, Cl A2C
0.557%, 04/19/16 (A) (B)	263	235
Residential Funding Mortgage Securities I, Ser 2007-SA3, Cl 2A1
3.876%, 02/01/16 (B)	190	155
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.966%, 02/20/16 (B)	28	26
Springleaf Mortgage Loan Trust, Ser 2013- 1A, Cl A
1.270%, 06/25/58 (A) (B)	543	542
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/55 (A) (B)	183	183
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/55 (A) (B)	172	171
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/49	177	175

34	SEI Daily Income Trust / Annual Report / January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.337%, 02/01/16 (B)	$268	$253
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/45	164	163
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
2.847%, 02/01/16 (B)	107	107
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR12, Cl 1A1
2.736%, 02/01/16 (B)	123	115
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
2.731%, 02/01/16 (B)	223	218
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl A2
3.791%, 02/15/44 (A)	3	3
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl B
3.240%, 03/15/44 (A)	83	83
WFRBS Commercial Mortgage Trust, Ser 2012-C6, Cl A1
1.081%, 04/15/45	42	42
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A1
0.673%, 11/15/45	220	219
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl A1
0.734%, 12/15/45	318	317
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A1
1.264%, 08/15/46	86	86

Total Mortgage-Backed Securities
(Cost $33,852) ($ Thousands)		33,213

MUNICIPAL BONDS — 4.3%

California — 0.9%
California State, RB
5.950%, 04/01/16	920	928
Municipal Improvement Corp of Los Angeles, Ser A, GO
2.344%, 11/01/18	625	639
University of California, Ser Y-1, RB Callable 01/01/17 @ 100
0.928%, 02/01/16 (B)	490	490

		2,057

Florida — 0.3%
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
1.298%, 07/01/16	620	622

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Illinois — 0.1%
Illinois State, Ser B, GO
1.780%, 04/01/16	$300	$300

Kentucky — 0.2%
Louisville, Regional Airport Authority, Ser C, RB
0.769%, 07/01/16	410	410

Minnesota — 0.2%
St. Paul, Housing and Redevelopment Authority, GO
1.041%, 07/01/16	415	415

New Jersey — 1.9%
New Jersey State, Economic Development Authority, Ser 00, RB
1.059%, 03/01/16	500	500
New Jersey State, Economic Development Authority, Ser Q, RB
1.096%, 06/15/16	2,675	2,678
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
1.087%, 12/15/16	1,250	1,252

		4,430

North Carolina — 0.3%
North Carolina State, Eastern Municipal Power Agency, RB
1.561%, 07/01/17	790	795

Pennsylvania — 0.0%
Pennsylvania State Industrial Development Authority, RB
1.635%, 07/01/16 (A)	105	105

Texas — 0.2%
El Paso, Harris County Toll Road Authority, GO
1.049%, 08/15/16	455	456

Utah — 0.2%
Intermountain Power Agency, Sub-Ser B, RB
0.785%, 07/01/16	610	611

Total Municipal Bonds (Cost $10,174) ($ Thousands)		10,201

U.S. TREASURY OBLIGATION — 4.1%
U.S. Treasury Note
1.375%, 06/30/18	9,400	9,514

Total U.S. Treasury Obligation (Cost $9,476) ($ Thousands)		9,514

SEI Daily Income Trust / Annual Report / January 31, 2016	35

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Conluded)

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.2%
FFCB
0.469%, 02/09/16 (B)	$1,800	$1,795
0.450%, 09/08/16	1,400	1,399
FHLB
1.450%, 12/22/17	900	903
FHLMC
1.000%, 09/08/17	1,250	1,250
FHLMC MTN
1.350%, 09/14/18	1,400	1,401
FNMA
1.250%, 06/20/18	700	700

Total U.S. Government Agency Obligations (Cost $7,451) ($ Thousands)		7,448

COMMERCIAL PAPER(C)(D) — 1.6%
Medtronic Global Holdings SCA
0.650%, 02/09/16	2,000	2,000
Virginia Electric & Power
0.670%, 02/08/16	1,800	1,800

Total Commercial Paper (Cost $3,799) ($ Thousands)		3,800

REPURCHASE AGREEMENT(E) — 1.6%
BNP Paribas 0.370%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $3,700,114 (collateralized by various FNMA, and GNMA obligations,ranging in par value $6,120 - $3,870,495, 2.500% - 4.500%, 08/01/30 - 03/20/45; with total market value $3,774,000) (B)	3,700	3,700

Total Repurchase Agreement
(Cost $3,700) ($ Thousands)		3,700

Total Investments — 101.0%
(Cost $238,256) ($ Thousands)		$237,042

A list of the open futures contracts held by the Fund at January 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 2-Year Treasury Note	(4)	Mar-2016	$(4)
U.S. 5-Year Treasury Note	13	Mar-2016	20
U.S. 10-Year Treasury Note	(22)	Mar-2016	(73)
U.S. Long Treasury Bond	(1)	Mar-2016	(8)

			$(65)

For the year ended January 31, 2016 , the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year

Percentages are based on a Net Assets of $234,787 ($ Thousands).

‡	Real Estate Investment Trust.

‡‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date.

(C)	The rate reported is the effective yield at time of purchase.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Tri-Party Repurchase Agreement.

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

FDIC — Federal Deposit Insurance Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2016 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$116,131	$–	$116,131
Asset-Backed Securities	–	53,035	–	53,035
Mortgage-Backed Securities	–	33,213	–	33,213
Municipal Bonds	–	10,201	–	10,201
U.S. Treasury Obligation	–	9,514	–	9,514
U.S. Government Agency Obligations	–	7,448	–	7,448
Commercial Paper	–	3,800	–	3,800
Repurchase Agreement	–	3,700	–	3,700

Total Investments in Securities	$–	$237,042	$–	$237,042

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$20	$—	$—	$20
Unrealized Depreciation	(85)	—	—	(85)

Total Other Financial Instruments	$(65)	$—	$—	$(65)

*	Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

36	SEI Daily Income Trust / Annual Report / January 31, 2016

SCHEDULE OF INVESTMENTS

Short-Duration Government Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 43.5%

Agency Mortgage-Backed Obligations — 43.5%
FHLMC
4.500%, 02/01/22 to 06/01/26	$7,582	$8,124
4.000%, 06/01/44	907	969
2.570%, 02/01/16 (A)	35	37
2.564%, 02/01/16 (A)	23	24
2.515%, 02/01/16 (A)	19	20
2.508%, 02/01/16 to 02/01/16 (A)	831	870
2.500%, 02/01/16 to 02/01/16 (A)	8	8
2.466%, 02/01/16 (A)	4	4
2.446%, 02/01/16 (A)	34	35
2.427%, 02/01/16 to 12/01/23 (A)	55	58
2.402%, 02/01/16 (A)	6	7
2.375%, 02/01/16 to 02/01/16 (A)	9	9
2.321%, 02/01/16 (A)	8	8
2.320%, 02/01/16 (A)	6	6
2.310%, 02/01/16 (A)	7	7
2.250%, 02/01/16 to 02/01/16 (A)	5	5
2.229%, 02/01/16 (A)	7	7
2.125%, 02/01/16 (A)	1	1
2.000%, 02/01/16 to 02/01/16 (A)	1	1
1.875%, 02/01/16 to 02/01/16 (A)	1	1
1.750%, 02/01/16 to 02/01/16 (A)	2	2
FHLMC, Ser K002, Cl A1A2
4.879%, 05/19/17	5,000	5,197
FHLMC, Ser K710, Cl A2
1.883%, 05/25/19	6,000	6,077
FHLMC, Ser KGRP, Cl A
0.802%, 02/25/16 (A)	5,669	5,649
FHLMC REMIC, Ser 2002-42, Cl A5
7.500%, 02/25/42	443	529
FHLMC REMIC, Ser 2006-3148, Cl CF
0.826%, 02/15/16 (A)	375	377
FHLMC REMIC, Ser 2006-3174, Cl FA
0.723%, 04/15/36 (A)	2,664	2,669
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/40	3,290	3,583

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC REMIC, Ser 2013-4178, Cl BI, IO
3.000%, 03/15/33	$1,516	$198
FHLMC REMIC, Ser 3153, Cl FX
0.776%, 02/15/16 (A)	141	142
FNMA
7.000%, 06/01/37	12	15
6.500%, 05/01/26 to 01/01/36	288	330
6.000%, 02/01/23 to 09/01/24	3,553	3,926
5.500%, 06/01/16 to 06/01/38	934	1,030
5.300%, 07/01/19	682	726
5.000%, 03/01/19 to 08/01/19	111	115
4.500%, 08/01/21 to 09/01/43	17,841	19,477
4.449%, 01/01/21	5,146	5,636
4.383%, 04/01/21	7,678	8,432
4.330%, 04/01/21 to 07/01/21	3,737	4,151
4.301%, 07/01/21	527	589
4.295%, 06/01/21	3,667	4,042
4.230%, 01/01/21	4,661	5,122
4.070%, 04/01/19	1,172	1,261
4.066%, 07/01/20	2,607	2,844
4.050%, 01/01/21	1,000	1,094
4.040%, 06/01/21	11,547	12,645
4.000%, 05/01/26 to 11/01/45	11,599	12,427
3.980%, 08/01/21	2,262	2,470
3.970%, 06/01/21	1,981	2,164
3.890%, 01/01/24	1,130	1,233
3.880%, 12/01/20	92	100
3.870%, 09/01/21	938	1,023
3.840%, 08/01/21	6,888	7,494
3.800%, 01/01/23	1,949	2,117
3.793%, 12/01/20	7,941	8,581
3.770%, 08/01/21	966	1,048
3.750%, 06/01/22	1,244	1,346
3.738%, 06/01/18	2,802	2,919
3.700%, 11/01/20 to 09/01/21	3,468	3,744
3.630%, 01/01/18	2,335	2,424
3.580%, 12/01/20	919	984
3.500%, 01/01/46	5,183	5,432
3.490%, 12/01/20	6,604	7,029
3.470%, 11/01/20	165	175
3.400%, 03/01/22	3,693	3,934
3.260%, 12/01/20	583	616
3.230%, 11/01/20	1,592	1,680
3.210%, 09/01/21	345	363
2.990%, 10/01/17	3,186	3,264
2.940%, 06/01/22	300	313
2.930%, 05/01/22	716	746
2.509%, 02/01/16 (A)	271	283
2.401%, 02/01/16 (A)	11	12
2.310%, 10/01/22	2,310	2,330
2.265%, 02/01/16 (A)	422	438

SEI Daily Income Trust / Annual Report / January 31, 2016	37

SCHEDULE OF INVESTMENTS

Short-Duration Government Fund (Continued)

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.250%, 10/01/22	$4,096	$4,126
2.220%, 10/01/22	2,295	2,307
2.204%, 02/01/16 (A)	198	202
2.163%, 02/01/16 (A)	116	122
2.150%, 05/01/22	4,752	4,792
2.145%, 02/01/16 (A)	22	22
2.130%, 02/01/16 (A)	85	87
FNMA, Ser 2010-M5, Cl A2
2.806%, 07/25/20	3,120	3,167
FNMA REMIC, Ser 1992-61, Cl FA
1.077%, 02/25/16 (A)	50	50
FNMA REMIC, Ser 1993-32, Cl H
6.000%, 03/25/23	21	22
FNMA REMIC, Ser 1993-5, Cl Z
6.500%, 02/25/23	11	12
FNMA REMIC, Ser 1994-77, Cl FB
1.927%, 02/25/16 (A)	4	4
FNMA REMIC, Ser 2001-51, Cl QN
6.000%, 10/25/16	5	5
FNMA REMIC, Ser 2002-3, Cl PG
5.500%, 02/25/17	25	25
FNMA REMIC, Ser 2002-53, Cl FK
0.827%, 02/25/16 (A)	79	80
FNMA REMIC, Ser 2003-76, Cl CA
3.750%, 07/25/33	103	107
FNMA REMIC, Ser 2006-76, Cl QF
0.822%, 02/25/16 (A)	714	718
FNMA REMIC, Ser 2006-79, Cl DF
0.772%, 02/25/16 (A)	595	598
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/37	729	812
FNMA REMIC, Ser 2007-64, Cl FB
0.792%, 07/25/37 (A)	4,013	4,019
FNMA REMIC, Ser 2008-16, Cl FA
1.127%, 03/25/38 (A)	5,730	5,805
FNMA REMIC, Ser 2010-149, Cl VA
4.500%, 02/25/22	6,152	6,680
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/40	3,240	3,491
FNMA REMIC, Ser 2012-47, Cl QI, IO
5.457%, 05/25/42 (A)	1,113	143
FNMA TBA
6.000%, 02/15/45	2,200	2,490
5.000%, 02/15/45	76,500	84,461
4.000% - 4.500%, 02/01/30 to 03/01/45	23,000	25,121
3.500%, 02/15/30	9,500	10,039
3.000%, 02/15/30	1,900	1,980
GNMA
6.500%, 04/15/17 to 02/20/39	498	573
6.000%, 06/15/16 to 06/15/41	11,781	13,413
5.500%, 10/15/34 to 02/15/41	4,019	4,494
5.000%, 09/15/39 to 04/15/41	2,721	3,020
4.000%, 07/15/41 to 08/15/41	275	294

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA, Ser 2014-4, Cl BI, IO
4.000%, 01/20/44	$561	$125
GNMA TBA
6.000%, 02/15/45	1,600	1,804
5.500%, 02/15/45	500	557
5.000%, 02/15/45	500	549
4.000%, 02/15/45	100	107
NCUA Guaranteed Notes, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	11	11

Total Mortgage-Backed Securities (Cost $364,420) ($ Thousands)		369,182

U.S. GOVERNMENT AGENCY OBLIGATIONS — 40.7%
FFCB
0.750%, 08/03/17	40,000	39,991
FHLB
0.800%, 07/27/17	25,000	24,996
FHLMC
0.875%, 02/22/17	88,715	88,857
0.750%, 01/12/18	51,350	51,244
FNMA
1.250%, 09/28/16 to 01/30/17	133,250	133,896
HUD
0.930%, 08/01/17	7,000	7,005

Total U.S. Government Agency Obligations (Cost $345,642) ($ Thousands)		345,989

U.S. TREASURY OBLIGATIONS — 9.9%
U.S. Treasury Notes
1.250%, 01/31/19	41,475	41,786
0.875%, 04/30/17 (B)	42,465	42,559

Total U.S. Treasury Obligations (Cost $83,902) ($ Thousands)		84,345

REPURCHASE AGREEMENTS(C) — 20.6%
BNP Paribas 0.370%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $113,703,506 (collateralized by various FMAC, FNMA, and GNMA obligations, ranging in par value $3 - $75,352,271, 2.000% - 7.000%, 08/01/23 - 12/20/45; with total market value $115,974,000)	113,700	113,700
Deutsche Bank 0.340% dated 01/29/16, to be repurchased on 02/01/16, repurchase price $61,601,745 (collateralized by a FNMA obligation, par value $62,497,592, 4.500%, 02/01/45, with total market value of $62,832,001)	61,600	61,600

Total Repurchase Agreements (Cost $175,300) ($ Thousands)		175,300

Total Investments — 114.7% (Cost $969,264) ($ Thousands)		$974,816

38	SEI Daily Income Trust / Annual Report / January 31, 2016

A list of the open futures contracts held by the Fund at January 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 2-Year Treasury Note	82	Mar-2016	$112
U.S. 5-Year Treasury Note	(948)	Mar-2016	(1,845)
U.S. 10-Year Treasury Note	582	Mar-2016	1,780

			$47

For the year ended January 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $850,094 ($ Thousands).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	Tri-Party Repurchase Agreement.

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

HUD — Housing and Urban Development

IO — Interest Only — face amount represents notional amount

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2016 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$369,182	$—	$369,182
U.S. Government Agency Obligations	—	345,989	—	345,989
U.S. Treasury Obligations	—	84,345	—	84,345
Repurchase Agreements	—	175,300	—	175,300

Total Investments in Securities	$—	$974,816	$—	$974,816

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1,892	$—	$—	$1,892
Unrealized Depreciation	(1,845)	—	—	(1,845)

Total Other Financial Instruments	$47	$—	$—	$47

*	Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2016	39

SCHEDULE OF INVESTMENTS

GNMA Fund

January 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 96.9%

Agency Mortgage-Backed Obligations — 96.9%
FNMA
8.000%, 07/01/25 to 09/01/28	$33	$36
7.000%, 08/01/29 to 09/01/32	67	71
6.500%, 09/01/32	70	80
4.250%, 10/01/28	4,556	5,138
4.180%, 11/01/28	1,692	1,899
3.590%, 09/01/30	210	224
2.990%, 11/01/24	580	596
FNMA REMIC, Ser 1990-91, Cl G
7.000%, 08/25/20	11	12
FNMA REMIC, Ser 1992-105, Cl B
7.000%, 06/25/22	22	24
FNMA REMIC, Ser 2002-42, Cl C
6.000%, 07/25/17	113	116
GNMA
10.000%, 05/15/16 to 09/15/19	6	7
9.500%, 08/15/17 to 10/15/20	12	12
9.000%, 12/15/17 to 05/15/22	43	44
8.500%, 10/15/16 to 05/15/17	3	3
8.000%, 04/15/17 to 03/15/32	251	279
7.750%, 10/15/26	25	29
7.500%, 02/15/27 to 10/15/35	201	239
7.250%, 01/15/28	70	78
7.000%, 04/15/19 to 11/15/33	2,284	2,718
6.750%, 11/15/27	11	13
6.500%, 09/15/16 to 10/15/38	838	983
6.000%, 12/15/27 to 12/15/40	1,737	1,971
5.500%, 01/15/33 to 02/15/41	3,014	3,412
5.000%, 06/15/33 to 01/20/45	9,136	10,160
4.500%, 08/15/33 to 05/20/44	5,790	6,346
4.000%, 06/15/40 to 11/15/42	6,617	7,111
3.875%, 05/15/42	1,790	1,908
3.500%, 03/20/41 to 01/20/46	37,096	39,188
3.000%, 10/15/42 to 09/20/45	10,699	11,049
2.500%, 07/20/45	978	981
GNMA, Ser 125, Cl VA
2.700%, 05/16/35 (A)	60	62
GNMA, Ser 2003-9, Cl Z
5.500%, 01/20/33	898	1,008
GNMA REMIC, Ser 2002-45, Cl QE
6.500%, 06/20/32	332	386
GNMA TBA
4.500%, 02/15/45	1,800	1,953
4.000% - 5.500%, 02/01/40 to 02/15/45	5,075	5,344

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.500%, 02/15/45 to 03/15/45	$3,700	$3,895
3.000%, 02/01/45 to 03/15/45	10,175	10,474
2.500%, 02/15/46	525	525

Total Mortgage-Backed Securities (Cost $115,127) ($ Thousands)		118,374

REPURCHASE AGREEMENTS(B) — 21.0%
BNP Paribas 0.370%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $16,100,496 (collateralized by various FMAC, FNMA, GNMA and U.S. Treasury obligations, ranging in par value $2 - $13,231,520, 2.500% - 7.000%, 05/01/16 - 09/20/45, with total market value $16,422,040) (A)	16,100	16,100
Deutsche Bank 0.340%, dated 01/29/16, to be repurchased on 02/01/16, repurchase price $9,500,269 (collateralized by a U.S. Treasury Bond, par value $8,923,300, 3.125%, 02/15/43, with total market value $9,690,089) (A)	9,500	9,500

Total Repurchase Agreements (Cost $25,600) ($ Thousands)		25,600

Total Investments — 117.9% (Cost $140,727) ($ Thousands)		$143,974

A list of the open futures contracts held by the Fund at January 31, 2016, is as follows:
Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized (Depreciation) ($ Thousands)
U.S. 10-Ultra Treasury Bond	(3)	Mar-2016	$(3)
U.S. 10-Year Treasury Note	(6)	Mar-2016	(6)
U.S. Long Treasury Bond	(8)	Mar-2016	(24)

			$(33)

For the year ended January 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $122,109 ($ Thousands).

(A)	Variable Rate Security —The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2016. The demand and interest rate reset features give this security a shorter effective maturity date

(B)	Tri-Party Repurchase Agreement.

Cl — Class

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

40	SEI Daily Income Trust / Annual Report / January 31, 2016

The following is a summary of the inputs used as of January 31, 2016 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$118,374	$—	$118,374
Repurchase Agreements	—	25,600	—	25,600

Total Investments in Securities	$—	$143,974	$—	$143,974

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(33)	$—	$—	$(33)

Total Other Financial Instruments	$(33)	$—	$—	$(33)

*	Futures Contracts are valued at the net unrealized depreciation on the instruments.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $ 0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2016	41

(This page intentionally left blank)

(This page intentionally left blank)

Statements of Assets and Liabilities ($ Thousands)

January 31, 2016

	Money Market Fund		Government Fund
Assets:
Investments, at value†	$196,103		$642,495
Repurchase agreements†	61,304		1,205,000
Cash	—		98,301
Receivable from custodian	—		—
Interest receivable	50		168
Receivable for investment securities sold	—		—
Receivable for fund shares sold	—		—
Receivable for variation margin	—		—
Prepaid expenses	11		78
Total Assets	257,468		1,946,042
Liabilities:
Payable for investment securities purchased	—		—
Administration fees payable	32		226
Income distribution payable	25		101
Investment advisory fees payable	8		55
Shareholder servicing fees payable	—		1
Chief Compliance Officer fees payable	—		3
Cash overdraft	—		—
Trustees’ fees payable	—		—
Payable for fund shares redeemed	—		—
Payable for variation margin	—		—
Accrued expense payable	9		71
Total Liabilities	74		457
Net Assets	$257,394		$1,945,585
† Cost of investments and repurchase agreements	$257,407		$1,847,495
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$257,393		$1,945,585
Undistributed (Distributions in excess of) net investment income	1		—
Accumulated net realized gain (loss) on investments	—		—
Net unrealized appreciation (depreciation) on investments	—		—
Net unrealized appreciation (depreciation) on futures contracts	—		—
Net Assets	$257,394		$1,945,585
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00		$1.00
	($257,394,168 ÷ 257,419,823 shares	)	($1,909,582,219 ÷ 1,909,671,356 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class CAA	N/A		$1.00
			($36,002,360 ÷ 36,002,360 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A		N/A

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class CAA and Y currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2016	44

Government II Fund		Prime Obligation Fund		Treasury Fund		Treasury II Fund		Ultra Short Duration Bond Fund	Short-Duration Government Fund		GNMA Fund

$1,182,566		$5,161,998		$81,957		$532,036		$233,342	$799,516		$118,374
—		1,285,956		181,740		—		3,700	175,300		25,600
—		154,335		10,962		—		2,810	666		40
45,526		—		11,798		167,531		—	—		—
844		1,665		236		2,411		483	1,693		303
—		—		—		—		606	29,504		20,968
—		—		—		—		119	825		150
—		—		—		—		5	348		3
47		227		78		26		10	30		4
1,228,983		6,604,181		286,771		702,004		241,075	1,007,882		165,442

—		—		1,000		2,000		6,027	155,560		43,022
133		800		1		71		33	178		24
71		753		10		7		39	111		34
35		194		35		20		20	71		10
—		—		—		—		15	67		24
2		12		1		1		—	2		—
322		—		—		4,893		—	—		—
—		1		—		—		—	—		—
—		—		—		—		122	1,436		190
—		—		—		—		14	304		13
42		235		10		25		18	59		16
605		1,995		1,057		7,017		6,288	157,788		43,333
$1,228,378		$6,602,186		$285,714		$694,987		$234,787	$850,094		$122,109
$1,182,566		$6,447,954		$263,697		$532,036		$238,256	$969,264		$140,727

$1,228,375		$6,602,237		$285,714		$694,972		$257,764	$850,823		$118,734
3		—		—		16		1	592		(1)
—		(51)		—		(1)		(21,699)	(6,920)		162
—		—		—		—		(1,214)	5,552		3,247
—		—		—		—		(65)	47		(33)
$1,228,378		$6,602,186		$285,714		$694,987		$234,787	$850,094		$122,109

$1.00		$1.00		$1.00		$1.00		$9.29	$10.49		$10.82
($1,228,377,512 ÷ 1,228,474,744 shares	)	($6,602,185,910 ÷ 6,602,237,813 shares	)	($285,713,512 ÷ 285,779,165 shares	)	($694,986,790 ÷ 695,121,226 shares	)	($197,737,105 ÷ 21,290,102 shares )	($799,269,149 ÷ 76,166,988 shares	)	($122,039,203 ÷ 11,281,512 shares	)
N/A		N/A		N/A		N/A		N/A	N/A		N/A

N/A		N/A		N/A		N/A		$9.29	$10.49		$10.81
								($37,049,503 ÷ 3,987,629 shares )	($50,824,718 ÷ 4,844,469 shares	)	($69,316 ÷ 6,413 shares	)

45	SEI Daily Income Trust / Annual Report / January 31, 2016

Statements of Operations ($ Thousands)

For the year ended January 31, 2016

	Money Market Fund(1)	Government Fund(1)	Government II Fund(1)
Investment Income:
Interest Income	$639	$2,814	$1,416
Total Investment Income	639	2,814	1,416
Expenses:
Administration Fees	791	4,776	2,193
Shareholder Servicing Fees — Class A Shares	494	4,701	2,648
Shareholder Servicing Fees — Class CAA Shares	—	2	—
Shareholder Servicing Fees — Sweep Class Shares	43	90	—
Distribution Fees — Sweep Class Shares	54	112	—
Administrative & Shareholder Servicing Fees — Class B Shares	118	217	254
Administrative & Shareholder Servicing Fees — Class C Shares	68	14	49
Administrative & Shareholder Servicing Fees — Class H Shares	—	—	—
Investment Advisory Fees	185	1,393	808
Trustees’ Fees	4	26	16
Chief Compliance Officer Fees	1	9	5
Registration Fees	14	97	65
Custodian/Wire Agent Fees	15	111	67
Pricing Fees	1	6	3
Other Expenses	30	209	130
Total Expenses	1,818	11,763	6,238
Less, Waiver of:
Investment Advisory Fees	(92)	(696)	(404)
Administration Fees	(476)	(3,632)	(1,672)
Shareholder Servicing Fees — Class A Shares	(494)	(4,701)	(2,648)
Shareholder Servicing Fees — Class CAA Shares	—	(2)	—
Administrative & Shareholder Servicing Fees — Class B Shares	(113)	(217)	(254)
Administrative & Shareholder Servicing Fees — Class C Shares	(66)	(14)	(49)
Administrative & Shareholder Servicing Fees — Class H Shares	—	—	—
Shareholder Servicing & Distribution Fees — Sweep Class	(96)	(202)	—
Net Expenses	481	2,299	1,211
Net Investment Income	158	515	205
Net Realized and Unrealized Gain (Loss) on/from:
Investments	—	—	6
Futures Contracts	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on/from:
Investments	—	—	—
Futures Contracts	—	—	—
Net Increase in Net Assets Resulting from Operations	$158	$515	$211

(1)	Effective September 4, 2015, Class B, C and Sweep Class Shares of the Money Market, Government, Government II, Prime Obligation, Treasury and Treasury II Funds converted to Class A Shares of the same Fund. Effective November 30,2015, Class H Shares of the Prime Obligation Fund converted to Class A Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2016	46

Prime Obligation Fund(1)	Treasury Fund(1)	Treasury II Fund(1)	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$14,917	$297	$521	$2,823	$8,908	$2,149
14,917	297	521	2,823	8,908	2,149

11,337	671	1,513	781	2,382	324
14,710	409	1,314	641	1,854	270
—	—	—	—	—	—
6	198	—	—	—	—
9	247	—	—	—	—
146	150	306	—	—	—
50	31	11	—	—	—
81	—	—	—	—	—
4,177	196	441	260	794	108
72	4	8	3	10	1
25	1	3	1	3	—
259	24	35	13	37	6
312	17	36	14	42	6
17	1	2	40	114	16
586	34	69	27	81	13
31,787	1,983	3,738	1,780	5,317	744

(2,088)	(120)	(221)	—	—	—
(3,096)	(584)	(1,435)	(232)	(491)	(63)
(14,710)	(409)	(1,314)	(560)	(1,067)	—
—	—	—	—	—	—
(144)	(150)	(306)	—	—	—
(49)	(31)	(11)	—	—	—
(79)	—	—	—	—	—
(15)	(445)	—	—	—	—
11,606	244	451	988	3,759	681
3,311	53	70	1,835	5,149	1,468

(1)	—	—	(52)	3,523	1,095
—	—	—	(81)	(3,242)	(147)
—	—	—	(605)	(3,160)	(540)
—	—	—	83	364	(84)
$3,310	$53	$70	$1,180	$2,634	$1,792

47	SEI Daily Income Trust / Annual Report / January 31, 2016

Statements of Changes in Net Assets ($ Thousands)

For the year ended January 31,

	Money Market Fund(1)		Government Fund(1) (2)
	2016	2015	2016	2015
Operations:
Net Investment Income	$158	$28	$515	$378
Net Realized Gain (Loss) on Investments	—	—	—	1
Net Increase in Net Assets Resulting from Operations	158	28	515	379
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(153)	(15)	(493)	(335)
Class B	(4)	(8)	(13)	(29)
Class C	(1)	(3)	—	(1)
Class CAA	—	—	(4)	—
Class H	—	—	—	—
Sweep Class	(1)	(2)	(5)	(13)
Total Dividends and Distributions	(159)	(28)	(515)	(378)
Capital Share Transactions (All at $1.00 per share)
Class A:
Proceeds from Shares Issued	662,284	501,241	10,774,874	11,108,570
Reinvestment of Dividends & Distributions	89	9	151	94
Cost of Shares Redeemed	(552,271)	(523,529)	(10,653,706)	(10,843,937)
Net Increase (Decrease) from Class A Transactions	110,102	(22,279)	121,319	264,727
Class B:
Proceeds from Shares Issued	145,122	286,653	314,809	619,369
Reinvestment of Dividends & Distributions	2	5	9	20
Cost of Shares Redeemed	(214,838)	(271,603)	(434,269)	(646,901)
Net Increase (Decrease) from Class B Transactions	(69,714)	15,055	(119,451)	(27,512)
Class C:
Proceeds from Shares Issued	104,065	197,324	155,402	389,657
Reinvestment of Dividends & Distributions	—	1	—	—
Cost of Shares Redeemed	(126,690)	(200,137)	(161,198)	(394,117)
Net Increase (Decrease) from Class C Transactions	(22,625)	(2,812)	(5,796)	(4,460)
Class CAA:
Proceeds from Shares Issued	N/A	N/A	64,669	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	4	N/A
Cost of Shares Redeemed	N/A	N/A	(28,670)	N/A
Net Increase (Decrease) from Class CAA Transactions	N/A	N/A	36,003	N/A
Class H:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A
Net Increase (Decrease) from Class H Transactions	N/A	N/A	N/A	N/A
Sweep Class:
Proceeds from Shares Issued	166,337	277,785	128,744	224,637
Reinvestment of Dividends & Distributions	—	—	4	12
Cost of Shares Redeemed	(190,165)	(275,420)	(184,355)	(279,594)
Net Increase (Decrease) from Sweep Class Transactions	(23,828)	2,365	(55,607)	(54,945)
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	(6,065)	(7,671)	(23,532)	177,810
Net Increase (Decrease) in Net Assets	(6,066)	(7,671)	(23,532)	177,811
Net Assets:
Beginning of Year	263,460	271,131	1,969,117	1,791,306
End of Year	$257,394	$263,460	$1,945,585	$1,969,117
Undistributed (Distributions in Excess of) Net Investment Income	$1	$2	$—	$—

(1)	Effective September 4, 2015, Class B, C and Sweep Class Shares of the Money Market, Government, Government II, Prime Obligation, Treasury and Treasury II Funds converted to Class A Shares of the same Fund. Effective November 30,2015, Class H Shares of the Prime Obligation Fund converted to Class A Shares of the same Fund.
(2)	Class CAA shares commenced operations on November 20, 2015.

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class CAA, H and Sweep Class currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2016	48

Government II Fund(1)		Prime Obligation Fund(1)		Treasury Fund(1)		Treasury II Fund(1)
2016	2015	2016	2015	2016	2015	2016	2015

$205	$128	$3,311	$496	$53	$37	$70	$71
6	2	(1)	6	—	5	—	3
211	130	3,310	502	53	42	70	74

(196)	(108)	(3,304)	(482)	(41)	(13)	(60)	(48)
(8)	(18)	(5)	(9)	(5)	(10)	(10)	(22)
(1)	(2)	(1)	(3)	(1)	(1)	—	(1)
—	—	—	—	—	—	—	—
—	—	(2)	(2)	—	—	—	—
—	—	—	—	(6)	(13)	—	—
(205)	(128)	(3,312)	(496)	(53)	(37)	(70)	(71)

3,234,839	3,046,015	33,635,308	32,895,448	1,203,159	982,066	2,115,930	1,890,227
32	11	1,579	184	23	9	24	22
(3,159,191)	(3,139,591)	(32,326,005)	(31,812,544)	(1,042,121)	(903,757)	(1,912,206)	(1,839,502)
75,680	(93,565)	1,310,882	1,083,088	161,061	78,318	203,748	50,747

317,579	974,037	245,635	409,317	243,760	515,970	368,111	991,366
7	12	1	1	4	9	1	2
(490,356)	(975,015)	(329,136)	(417,649)	(328,399)	(540,994)	(567,973)	(1,039,276)
(172,770)	(966)	(83,500)	(8,331)	(84,635)	(25,015)	(199,861)	(47,908)

66,415	106,851	74,148	238,965	16,058	53,042	15,923	41,616
—	—	—	—	—	—	—	—
(83,071)	(111,024)	(96,860)	(234,001)	(26,628)	(54,725)	(20,090)	(52,895)
(16,656)	(4,173)	(22,712)	4,964	(10,570)	(1,683)	(4,167)	(11,279)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	62,074	32,334	N/A	N/A	N/A	N/A
N/A	N/A	3	2	N/A	N/A	N/A	N/A
N/A	N/A	(82,094)	(33,121)	N/A	N/A	N/A	N/A
N/A	N/A	(20,017)	(785)	N/A	N/A	N/A	N/A

N/A	N/A	15,610	26,554	87,710	178,641	N/A	N/A
N/A	N/A	—	—	—	—	N/A	N/A
N/A	N/A	(19,736)	(26,417)	(208,277)	(184,407)	N/A	N/A
N/A	N/A	(4,126)	137	(120,567)	(5,766)	N/A	N/A
(113,746)	(98,704)	1,180,527	1,079,073	(54,711)	45,854	(280)	(8,440)
(113,740)	(98,702)	1,180,525	1,079,079	(54,711)	45,859	(280)	(8,437)

1,342,118	1,440,820	5,421,661	4,342,582	340,425	294,566	695,267	703,704
$1,228,378	$1,342,118	$6,602,186	$5,421,661	$285,714	$340,425	$694,987	$695,267
$3	$(3)	$—	$—	$—	$—	$16	$15

49	SEI Daily Income Trust / Annual Report / January 31, 2016

Statements of Changes in Net Assets ($ Thousands)

For the year ended January 31,

	Ultra Short Duration Bond Fund(1)
	2016	2015
Operations:
Net Investment Income	$1,835	$1,627
Net Realized Gain (Loss) on Investments and Futures Contracts	(133)	303
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(522)	(540)
Net Increase in Net Assets Resulting from Operations	1,180	1,390
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(2,253)	(2,129)
Class Y	(39)	—
Net Capital Gains
Class A	—	—
Total Dividends and Distributions	(2,292)	(2,129)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	100,099	76,923
Reinvestment of Dividends & Distributions	1,805	1,669
Cost of Shares Redeemed	(158,679)	(93,460)
Net Increase (Decrease) from Class A Transactions	(56,775)	(14,868)
Class Y:
Proceeds from Shares Issued	37,782	N/A
Reinvestment of Dividends & Distributions	39	N/A
Cost of Shares Redeemed	(761)	N/A
Net Increase (Decrease) from Class Y Transactions	37,060	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,715)	(14,868)
Net Increase (Decrease) in Net Assets	(20,827)	(15,607)
Net Assets:
Beginning of Year	255,614	271,221
End of Year	$234,787	$255,614
Undistributed (Distributions in Excess of) Net Investment Income	$1	$(1)
Capital Share Transactions:
Class A
Shares Issued	10,745	8,226
Reinvestment of Dividends & Distributions	194	178
Shares Redeemed	(17,054)	(9,995)
Net Increase (Decrease) in Shares Outstanding from Class A Share Transactions	(6,115)	(1,591)
Class Y
Shares Issued	4,066	N/A
Reinvestment of Dividends & Distributions	4	N/A
Shares Redeemed	(82)	N/A
Net Increase (Decrease) in Shares Outstanding from Class Y Share Transactions	3,988	N/A
Total Increase (Decrease) in Shares Outstanding from Share Transactions	(2,127)	(1,591)

(1)	Class Y shares commenced operations on August 31, 2015.
(2)	Class Y shares commenced operations on October 30, 2015.

N/A — Not applicable. Class Y currently not offered.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2016	50

Short-Duration Government Fund		GNMA Fund(2)
2016	2015	2016	2015

$5,149	$6,416	$1,468	$1,323
281	(438)	948	6,412
(2,796)	2,577	(624)	(958)
2,634	8,555	1,792	6,777

(5,762)	(6,829)	(1,920)	(1,978)
(511)	(18)	—	—

—	—	(914)	—
(6,273)	(6,847)	(2,834)	(1,978)

447,577	280,452	61,507	39,296
4,661	5,783	2,268	1,607
(310,806)	(388,465)	(58,597)	(86,470)
141,432	(102,230)	5,178	(45,567)

35,276	55,715	69	N/A
511	21	—	N/A
(39,604)	(835)	—	N/A
(3,817)	54,901	69	N/A
137,615	(47,329)	5,247	(45,567)
133,976	(45,621)	4,205	(40,768)

716,118	761,739	117,904	158,672
$850,094	$716,118	$122,109	$117,904
$592	$595	$(1)	$(3)

42,687	26,686	5,698	3,675
445	550	210	151
(29,644)	(36,956)	(5,418)	(8,150)
13,488	(9,720)	490	(4,324)

3,367	5,293	6	N/A
49	2	—	N/A
(3,787)	(79)	—	N/A
(371)	5,216	6	N/A
13,117	(4,504)	496	(4,324)

51	SEI Daily Income Trust / Annual Report / January 31, 2016

Financial Highlights

For the years ended January 31,

For a Share Outstanding Throughout the Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains		Total Dividends and Distributions		Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Money Market Fund
Class A
2016	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.06%	$257,394	0.18	%(1)	0.64%	0.10%
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	147,279	0.15	(1)	0.66	0.01
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	169,555	0.17	(1)	0.67	0.02
2013	1.00	—	—	—	—	(2)	—	(2)	—	(2)	1.00	0.09	255,063	0.18		0.68	0.09
2012	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.06	146,460	0.18		0.68	0.06
Government Fund
Class A
2016	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.03%	$1,909,582	0.12	%(1)	0.58%	0.03%
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	1,788,290	0.07	(1)	0.58	0.02
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	1,523,561	0.09	(1)	0.58	0.02
2013	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	1,292,334	0.16	(1)	0.59	0.02
2012	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.05	1,054,551	0.10	(1)	0.59	0.05
Class CAA
2016(3)	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.01%	$36,003	0.18	%(1)	0.58%	0.06%
Government II Fund
Class A
2016	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.02%	$1,228,378	0.11	%(1)	0.53%	0.02%
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	1,152,698	0.08	(1)	0.53	0.01
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	1,246,262	0.09	(1)	0.53	0.01
2013	1.00	—	—	—	—	(2)	—	(2)	—	(2)	1.00	0.01	1,237,205	0.12	(1)	0.54	0.01
2012	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	1,308,018	0.09	(1)	0.54	0.01
Prime Obligation Fund
Class A
2016	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.05%	$6,602,186	0.19	%(1)	0.53%	0.06%
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	5,291,311	0.16	(1)	0.53	0.01
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	4,208,216	0.17	(1)	0.53	0.01
2013	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.07	3,714,719	0.20	(1)	0.54	0.07
2012	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.04	4,107,485	0.20	(1)	0.54	0.04
Treasury Fund
Class A
2016	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.02%	$285,714	0.10	%(1)	0.59%	0.03%
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	124,646	0.05	(1)	0.58	0.01
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	46,315	0.08	(1)	0.58	0.01
2013	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	82,339	0.14	(1)	0.59	0.01
2012	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	199,520	0.08	(1)	0.59	0.01
Treasury II Fund
Class A
2016	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.01%	$694,987	0.08	%(1)	0.58%	0.02%
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	491,209	0.04	(1)	0.58	0.01
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	440,422	0.06	(1)	0.58	0.01
2013	1.00	—	—	—	—	(2)	—	(2)	—	(2)	1.00	0.01	460,590	0.08	(1)	0.59	0.01
2012	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	472,352	0.05	(1)	0.59	0.01

*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers and the Treasury Guarantee Program expense been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense ratio cap figure.
(2)	Amount represents less than $0.01 per share.
(3)	Commenced operations on November 20, 2015. All ratios for the period have been annualized.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero

52	SEI Daily Income Trust / Annual Report / January 31, 2016

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class A
2016	$9.33	$0.07	$(0.03)	$0.04	$(0.08)	$—	$(0.08)	$9.29	0.45%	$197,737	0.38%	0.69%	0.71%	115%
2015	9.35	0.06	—	0.06	(0.08)	—	(0.08)	9.33	0.60	255,614	0.38	0.72	0.61	106
2014	9.37	0.06	—	0.06	(0.08)	—	(0.08)	9.35	0.64	271,221	0.38	0.73	0.63	131
2013	9.26	0.08	0.13	0.21	(0.10)	—	(0.10)	9.37	2.31	241,007	0.38	0.74	0.85	197
2012	9.33	0.10	(0.05)	0.05	(0.12)	—	(0.12)	9.26	0.55	255,002	0.38	0.74	1.08	177
Class Y
2016(1)	$9.31	$0.02	$—	$0.02	$(0.04)	$—	$(0.04)	$9.29	0.19%	$37,050	0.30%	0.44%	0.60%	115%
Short-Duration Government Fund
Class A
2016	$10.55	$0.07	$(0.05)	$0.02	$(0.08)	$—	$(0.08)	$10.49	0.22%	$799,269	0.48%	0.69%	0.64%	245%
2015	10.52	0.09	0.04	0.13	(0.10)	—	(0.10)	10.55	1.20	661,101	0.48	0.73	0.85	151
2014	10.62	0.06	(0.06)	0.00	(0.10)	—	(0.10)	10.52	(0.01)	761,739	0.48	0.73	0.56	565
2013	10.72	0.06	0.04	0.10	(0.10)	(0.10)	(0.20)	10.62	0.92	711,100	0.48	0.74	0.55	628
2012	10.59	0.09	0.17	0.26	(0.12)	(0.01)	(0.13)	10.72	2.53	739,126	0.48	0.74	0.85	712
Class Y
2016	$10.55	$0.08	$(0.05)	$0.03	$(0.09)	$—	$(0.09)	$10.49	0.32%	$50,825	0.38%	0.44%	0.74%	245%
2015(2)	10.50	0.01	0.05	0.06	(0.01)	—	(0.01)	10.55	0.54	55,017	0.38	0.46	0.97	151
GNMA Fund
Class A
2016	$10.93	$0.15	$0.02	$0.17	$(0.19)	$(0.09)	$(0.28)	$10.82	1.65%	$122,039	0.63%	0.69%	1.36%	718%
2015	10.50	0.11	0.49	0.60	(0.17)	—	(0.17)	10.93	5.79	117,904	0.63	0.69	1.07	758
2014	10.70	0.07	(0.09)	(0.02)	(0.18)	—	(0.18)	10.50	(0.14)	158,672	0.63	0.69	0.68	758
2013	10.91	0.09	0.13	0.22	(0.19)	(0.24)	(0.43)	10.70	1.98	304,425	0.63	0.70	0.83	867
2012	10.58	0.02	0.83	0.85	(0.13)	(0.39)	(0.52)	10.91	8.09	243,016	0.63	0.70	0.22	1,515
Class Y
2016(3)	$10.76	$0.02	$0.11	$0.13	$(0.06)	$(0.02)	$(0.08)	$10.81	1.26%	$70	0.43%	0.45%	0.80%	718%

*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Commenced operations on August 31, 2015. All ratios for the period have been annualized.
(2)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2016	53

Notes to Financial Statements

January 31, 2016

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with nine operational Funds: the Money Market, Government, Government II, Prime Obligation, Treasury and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government, and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Class A shares of the Funds; and Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies. On November 2, 2015 the Intermediate-Duration Government Fund closed.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2016, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

54	SEI Daily Income Trust / Annual Report / January 31, 2016

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2016, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2016, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the fiscal year ended January 31, 2016. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

SEI Daily Income Trust / Annual Report / January 31, 2016	55

Notes to Financial Statements (Continued)

January 31, 2016

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2016, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price.

Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2016.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded

56	SEI Daily Income Trust / Annual Report / January 31, 2016

as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2016.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments

SEI Daily Income Trust / Annual Report / January 31, 2016	57

Notes to Financial Statements (Continued)

January 31, 2016

were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2016, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

Redemption Fees — As of July 17, 2015, the Fixed Income Funds no longer charge redemption fees. Prior to July 17, 2015, the Funds charged a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceeded a specified dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
Ultra Short Duration Bond Fund	$10,000	0.50%
Short-Duration Government Fund	25,000	0.25%
GNMA Fund	10,000	0.25%

For the year ended January 31, 2016, the Fixed Income Funds did not retain any redemption fees. Such fees, if any, are retained by the Fixed Income Funds for the benefit of the remaining shareholders.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”) and “manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation thereof. Specific classes of certain funds have also adopted distribution plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/ or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

58	SEI Daily Income Trust / Annual Report / January 31, 2016

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees		Administration Fees	Shareholder Servicing Fees	Administrative Service Fees	Distribution Fees*	Expense Limitations
Money Market Fund
Class A	0.07%		0.30%	0.25%	—	—	0.18	%(1)
Class B(6)	0.07%		0.30%	0.25%	0.05%	—	0.48	%(1)
Class C(6)	0.07%		0.30%	0.25%	0.25%	—	0.68	%(1)
Sweep Class(6)	0.07%		0.30%	0.25%	—	0.50%	0.93	%(1)
Government Fund
Class A	0.07%		0.24%	0.25%	—	—	0.20	%(3)
Class B(6)	0.07%		0.24%	0.25%	0.05%	—	0.50	%(3)
Class C(6)	0.07%		0.24%	0.25%	0.25%	—	0.70	%(3)
Class CAA	0.07%		0.24%	0.25%	—	—	0.25	%(2)
Sweep Class(6)	0.07%		0.24%	0.25%	—	0.50%	0.95	%(1)
Government II Fund
Class A	0.07%		0.19%	0.25%	—	—	0.20	%(2)
Class B(6)	0.07%		0.19%	0.25%	0.05%	—	0.50	%(2)
Class C(6)	0.07%		0.19%	0.25%	0.25%	—	0.70	%(2)
Prime Obligation Fund
Class A	0.07%		0.19%	0.25%	—	—	0.20	%(2)
Class B(6)	0.07%		0.19%	0.25%	0.05%	—	0.50	%(2)
Class C(6)	0.07%		0.19%	0.25%	0.25%	—	0.70	%(2)
Class H(7)	0.07%		0.19%	0.25%	0.18%	—	0.63	%(1)
Sweep Class(6)	0.07%		0.19%	0.25%	—	0.50%	0.95	%(1)
Treasury Fund
Class A	0.07%		0.24%	0.25%	—	—	0.20	%(2)
Class B(6)	0.07%		0.24%	0.25%	0.05%	—	0.50	%(2)
Class C(6)	0.07%		0.24%	0.25%	0.25%	—	0.70	%(2)
Sweep Class(6)	0.07%		0.24%	0.25%	—	0.50%	0.95	%(1)
Treasury II Fund
Class A	0.07%		0.24%	0.25%	—	—	0.20	%(2)
Class B(6)	0.07%		0.24%	0.25%	0.05%	—	0.50	%(2)
Class C(6)	0.07%		0.24%	0.25%	0.25%	—	0.70	%(2)
Ultra Short Duration Bond Fund
Class A	0.10	%(4)	0.35%	0.25%	—	—	0.38	%(1)
Class Y	0.10	%(4)	0.35%	—%	—	—	0.30	%(1)
Short-Duration Government Fund
Class A	0.09	%(5)	0.30%	0.25%	—	—	0.48	%(1)
Class Y	0.09	%(5)	0.30%	—%	—	—	0.38	%(1)
GNMA Fund
Class A	0.09	%(5)	0.30%	0.25%	—	—	0.63	%(1)
Class Y	0.09	%(5)	0.30%	—%	—	—	0.43	%(1)

(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2016, to be changed only by board approval.
(3)	Represents a contractual cap of .25%, .55%, and .75% of Class A, B, and C, respectively, effective through May 31, 2016 , to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of .20%, .50%, and .70% of Class A, B, and C, respectively, that may be discontinued at any time.
(4)	The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.
(5)	The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.
(6)	Effective September 4, 2015, Class B, C and Sweep Class Shares of the Money Market, Government, Government II, Prime Obligation, Treasury and Treasury II Funds converted to Class A Shares of the same Fund.
(7)	Effective November 30, 2015, Class H Shares of the Prime Obligation Fund converted to Class to Class A Shares of the same Fund.

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These payments may be used to compensate sweep class shareholders who provide distribution-related services to their customers.

SEI Daily Income Trust / Annual Report / January 31, 2016	59

Notes to Financial Statements (Continued)

January 31, 2016

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class A of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time. For Classes B, C, and H, the shareholder servicing fees and the administrative service fees are shown combined as “Administrative & Shareholder Servicing Fees” in the Statements of Operations. The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The following table shows the waivers by class for the year ended January 31, 2016 ($ Thousands):

	Administrative & Shareholder Servicing Fee Waiver	Administrative Fee Waiver
Money Market Fund
Class A	$—	$1
Class B	113	1
Class C	66	—
Sweep Class	96	—
Government Fund
Class A	—	1,580
Class B	217	82
Class C	14	3
Sweep Class	202	31
Class CAA	1	4
Government II Fund
Class A	—	983
Class B	254	103
Class C	49	12
Prime Obligation Fund
Class A	—	326
Class B	144	5
Class C	49	1
Class H	79	1
Sweep Class	15	—
Treasury Fund
Class A	—	134
Class B	150	73
Class C	31	9
Sweep Class	445	82
Treasury II Fund
Class A	—	626
Class B	306	179
Class C	11	4

Pursuant to the “manager of managers” structure, the Board of Trustees approved BofA Advisors, LLC (formerly Columbia Management Advisors, LLC) as sub-adviser to the Money Market Funds, Logan Circle Partners, L.P. serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company, LLP (“Wellington LLP”) serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Advisor. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2016, the Trust has not participated in the Program.

60	SEI Daily Income Trust / Annual Report / January 31, 2016

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2016, were as follows for the Fixed Income Funds:

	Ultra Short Duration Bond Fund ($ Thousands)	Short- Duration Government Fund ($ Thousands)	GNMA Fund ($ Thousands)
Purchases
U.S. Government	$129,039	$1,861,957	$752,681
Other	71,378	51,051	62
Sales
U.S. Government	122,789	1,730,710	741,719
Other	93,066	236	67

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income, or accumulated net realized gain, as appropriate, in the periods that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, distribution reclassification, expiration of capital losses and non-deductible excise tax have been reclassified to/from the following accounts as of January 31, 2016:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income ($ Thousands)	Accumulated Net Realized Gain (Loss) ($ Thousands)
Government Fund	$(31)	$—	$31
Government II Fund	—	6	(6)
Prime Obligation Fund	(1)	1	—
Treasury II Fund	(1)	1	—
Ultra Short Duration Bond Fund	(296)	459	(163)
Short Duration Bond Fund	—	1,121	(1,121)
GNMA Fund	—	454	(454)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions during the last two fiscal years was as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Money Market Fund	2016	$159	$—	$159
	2015	28	—	28
Government Fund	2016	515	—	515
	2015	378	—	378
Government II Fund	2016	205	—	205
	2015	128	—	128
Prime Obligation Fund	2016	3,312	—	3,312
	2015	496	—	496
Treasury Fund	2016	53	—	53
	2015	37	—	37
Treasury II Fund	2016	70	—	70
	2015	71	—	71
Ultra Short Duration Bond Fund	2016	2,292	—	2,292
	2015	2,129	—	2,129
Short-Duration Government Fund	2016	6,273	—	6,273
	2015	6,847	—	6,847
GNMA Fund	2016	2,114	720	2,834
	2015	1,978	—	1,978

SEI Daily Income Trust / Annual Report / January 31, 2016	61

Notes to Financial Statements (Concluded)

January 31, 2016

As of January 31, 2016, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post-October Losses ($ Thousands)	Other Temporary Differences ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Total Earnings/ (Accumulated Losses) ($ Thousands)
Money Market Fund	$65	$—	$—	$—	$(64)	$—	$1
Government Fund	178	—	—	—	(178)	—	—
Government II Fund	91	—	—	—	(88)	—	3
Prime Obligation Fund	1,475	—	(47)	(4)	(1,475)	—	(51)
Treasury Fund	20	—	—	—	(20)	—	—
Treasury II Fund	27	—	—	—	(12)	—	15
Ultra Short Duration Bond Fund	201	—	(21,504)	(221)	(174)	(1,279)	(22,977)
Short-Duration Government Fund	1,205	—	(6,487)	(253)	(766)	5,572	(729)
GNMA Fund	345	—	—	—	(173)	3,203	3,375

At January 31, 2016, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Amount ($ Thousands)	Expiration
Prime Obligation Fund	47	1/31/17
Ultra Short Duration Bond Fund	181	1/31/17
	3,642	1/31/18
	11,895	1/31/19

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2016, the Prime Obligation Fund and Short-Duration Government Fund utilized $3,304 and $911,319, respectively, of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows ($ Thousands):

	Short-Term Loss	Long-Term Loss	Total*
Ultra Short Duration Bond Fund	$130	$5,656	$5,786
Short Duration Government Fund	1,114	5,373	6,487

*	This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended January 31, 2016, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

For Federal income tax purposes, the cost of securities owned at January 31, 2016, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fixed Income Funds at January 31, 2016, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Ultra Short Duration Bond Fund	$238,256	$296	$(1,510)	$(1,214)
Short-Duration Government Fund	969,291	7,610	(2,085)	5,525
GNMA Fund	140,738	3,315	(79)	3,236

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2016, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns are subject to examination by the IRS for all open tax years under the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

62	SEI Daily Income Trust / Annual Report / January 31, 2016

6. INVESTMENT RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

7. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

8. FUND LIQUIDATIONS

At a meeting of the Board of Trustees (the “Board”) of SEI Daily Income Trust held on January 27, 2016, the Board approved the closing and liquidation of the Money Market and Prime Obligation Funds (each a “Liquidating Fund” and collectively the “Liquidating Funds”), each a portfolio of the Trust. Accordingly, each Liquidating Fund is commencing the orderly liquidation and distribution of its portfolio pursuant to a plan of liquidation approved by the Board. Each shareholder will receive its pro rata portion of the applicable Liquidating Fund’s liquidation proceeds. It is currently expected that the liquidation proceeds of the Money Market Fund will be distributed to shareholders on or about June 24, 2016 and that the liquidation proceeds of the Prime Obligation Fund will be distributed to shareholders on or about July 22, 2016. In anticipation of the Liquidating Funds closing, each Liquidating Fund will convert all or substantially all of its assets to cash or cash equivalents. Therefore, each Liquidating Fund may not be managed in accordance with its stated investment strategy going forward, pending the distribution of the liquidation proceeds.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/ or adjustments were required to the financial statements as of January 31, 2016.

SEI Daily Income Trust / Annual Report / January 31, 2016	63

Report of Independent Registered Accounting Firm

The Shareholders and Board of Trustees

SEI Daily Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Daily Income Trust, comprised of the Money Market Fund, Government Fund, Government II Fund, Prime Obligation Fund, Treasury Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, and GNMA Fund (collectively, the “Funds”), as of January 31, 2016, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising SEI Daily Income Trust as of January 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 30, 2016

64	SEI Daily Income Trust / Annual Report / January 31, 2016

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, KP Funds, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Daily Income Trust / Annual Report / January 31, 2016	65

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2016	Independent Consultant to SEI Institutional Managed Trust, Institutional International Trust and SEI Liquid Asset Allocation Trust. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust. (2014-Present); Partner, Ernst & Young LLP from 1997-2015; Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015; and America Director of Asset Management, Ernst & Young LLP from 2006-2013.	72	N/A
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A

66	SEI Daily Income Trust / Annual Report / January 31, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Daily Income Trust / Annual Report / January 31, 2016	67

January 31, 2016

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,000.50	0.18%	$0.91
Hypothetical 5% Return
Class A	$1,000.00	$1,024.30	0.18%	$0.92
Government Fund
Actual Fund Return
Class A	$1,000.00	$1,000.20	0.14%	$0.71
Class CAA	1,000.00	1,000.10	0.18	0.36	**
Hypothetical 5% Return
Class A	$1,000.00	$1,024.50	0.14%	$0.71
Class CAA	1,000.00	1,024.30	0.18	0.92
Government II Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.12%	$0.60
Hypothetical 5% Return
Class A	$1,000.00	$1,024.60	0.12%	$0.61

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Prime Obligation Fund
Actual Fund Return
Class A	$1,000.00	$1,000.50	0.20%	$1.01
Hypothetical 5% Return
Class A	$1,000.00	$1,024.20	0.20%	$1.02
Treasury Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.13%	$0.66
Hypothetical 5% Return
Class A	$1,000.00	$1,024.55	0.13%	$0.66
Treasury II Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.11%	$0.55
Hypothetical 5% Return
Class A	$1,000.00	$1,024.65	0.11%	$0.56

68	SEI Daily Income Trust / Annual Report / January 31, 2016

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Ultra Short Duration Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,001.30	0.38%	$1.92
Class Y	1,000.00	1,001.90	0.30	1.26	†
Hypothetical 5% Return
Class A	$1,000.00	$1,023.29	0.38%	$1.94
Class Y	1,000.00	1,023.69	0.30	1.53
Short-Duration Government Fund
Actual Fund Return
Class A	$1,000.00	$1,004.80	0.48%	$2.43
Class Y	1,000.00	1,005.30	0.38	1.87
Hypothetical 5% Return
Class A	$1,000.00	$1,022.79	0.48%	$2.45
Class Y	1,000.00	1,023.34	0.38	1.89

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Annualized Expense Ratios	Expenses Paid During Period*
GNMA Fund
Actual Fund Return
Class A	$1,000.00	$1,018.30	0.63%	$3.20
Class Y	1,000.00	1,012.60	0.43	0.98	‡
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,023.24	0.43	1.99

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 73/365 (inception to date).
†	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 153/365 (inception to date).
‡	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 91/365 (inception to date).

SEI Daily Income Trust / Annual Report / January 31, 2016	69

Board of Trustees’ Considerations in approving the Advisory Agreement (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time or compared with peer groups of mutual funds prepared by Lipper and the Funds’ benchmark indices.

At the March 24-25, 2015, meetings of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement (unless operating under an initial two-year term) was either initially approved or, if the Sub-Advisory Agreement was already in effect, renewed at a meeting of the Board during the course of the Trust’s fiscal year. In each case, the Board’s approvals were based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements:

70	SEI Daily Income Trust / Annual Report / January 31, 2016

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Lipper Report”). The Lipper Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for their distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board

SEI Daily Income Trust / Annual Report / January 31, 2016	71

Board of Trustees’ Considerations in Approving the Advisory Agreement (Unaudited) (Concluded)

took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

72	SEI Daily Income Trust / Annual Report / January 31, 2016

Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2016, taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2016, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2016, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)		Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Money Market Fund	0.00%	100.00%	100.00%	4.08	%*	100.00%	0.00%
Government Fund	0.00%	100.00%	100.00%	58.91	%*	100.00%	0.00%
Government II Fund	0.00%	100.00%	100.00%	100.00	%*	99.56%	100.00%
Prime Obligation Fund	0.00%	100.00%	100.00%	0.45	%*	100.00%	0.00%
Treasury Fund	0.00%	100.00%	100.00%	49.92	%*	100.00%	0.00%
Treasury II Fund	0.00%	100.00%	100.00%	100.00	%*	99.66%	100.00%
Ultra Short Duration Bond Fund	0.00%	100.00%	100.00%	3.94	%*	99.59%	0.00%
Short-Duration Government Fund	0.00%	100.00%	100.00%	10.73	%*	100.00%	0.00%
GNMA Fund	26.06%	73.94%	100.00%	95.87	%*	89.47%	100.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the “*” funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(2)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Please consult your tax adviser for proper treatment of this information.

SEI Daily Income Trust / Annual Report / January 31, 2016	73

Shareholder Voting Proxy Results (Unaudited)

At a special meeting held on January 15, 2016, the shareholders of SEI Daily Income Trust (the “Fund”), voted on the proposals listed below. The results of the voting were as follows:

Proposal 1: Vote on Trustees/Directors

SEI Daily Income Trust		Shares Voted	% of Shares Present	% of Outstanding Shares
Robert A. Nesher	For	8,075,875,352.359	97.526%	72.785%
	Withheld	204,931,700.674	2.474%	1.846%
William M. Doran	For	8,125,116,672.917	98.120%	73.228%
	Withheld	155,690,380.116	1.880%	1.403%
George J. Sullivan, JR.	For	8,122,048,885.252	98.083%	73.201%
	Withheld	158,758,167.781	1.917%	1.430%
Nina Lesavoy	For	7,801,123,382.934	94.208%	70.308%
	Withheld	479,683,670.099	5.792%	4.323%
James M. Williams	For	8,124,179,092.172	98.109%	73.220%
	Withheld	156,627,960.861	1.891%	1.411%
Mitchell A. Johnson	For	8,121,109,311.475	98.072%	73.192%
	Withheld	159,697,741.558	1.928%	1.439%
Hubert L. Harris, JR.	For	7,791,872,044.130	94.096%	70.225%
	Withheld	488,935,008.903	5.904%	4.406%
Susan C. Cote	For	8,131,364,002.277	98.196%	73.285%
	Withheld	149,443,050.756	1.804%	1.346%

Proposal 2: To amend the agreement and declaration of trust to reduce the shareholder quorum requirement from a majority to one-third (33 - 1/3%).

SEI Daily Income Trust	Shares Voted	% of Shares Present	% of Outstanding Shares
Affirmative	6,233,970,459.684	75.283%	56.631%
Against	1,859,454,829.397	22.455%	16.759%
Abstain	185,108,022.497	2.235%	1.668%
Broker Non-Vote	2,273,741.455	0.027%	0.020%

	8,280,807,053.033	100.000%	74.631%

74	SEI Daily Income Trust / Annual Report / January 31, 2016

(This page intentionally left blank)

(This page intentionally left blank)

SEI DAILY INCOME TRUST ANNUAL REPORT JANUARY 31, 2016

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Susan Cote

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-022 (01/16)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal 2016			Fiscal 2015
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$200,000	N/A	$0	$197,000	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See item 4(g)(1) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2016	Fiscal 2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2016 and 2015 were $240,350 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13 and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b)) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(a)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 7, 2016

By:	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: April 7, 2016